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NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

MFA SEPARATE ACCOUNTS-I AND II

UNAUDITED SEMI-ANNUAL REPORT

               MAINSTAY
   VP SERIES FUND, INC.     June 30, 1998


  This is a Report by the
 MainStay VP Series Fund,
     Inc. for the general
    information of Multi-
   Funded Annuity policy-
 owners. This Report does
       not offer for sale
     or solicit orders to
     purchase securities.




    NEW YORK LIFE INSURANCE     [NEW YORK LIFE LOGO]
    AND ANNUITY CORPORATION

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TO THE OWNERS OF THE FACILITATOR(R) POLICIES:

I am pleased to present the unaudited Semi-Annual Report for the six month period ended June 30, 1998. This semi-annual report contains performance information, financial statements, notes and other pertinent data for each of the MainStay VP Series Fund, Inc. Portfolios available in The Facilitator(R).

MID-YEAR REVIEW

The United States stock market once again continued its robust pace during the first half of 1998. The Dow Jones Industrial Average(1) gained another 13.2%, following a 22.6% gain in 1997, 26% in 1996, and 33.5% in 1995. Growth continued to exceed expectations, while inflation remained subdued. Real Gross Domestic Product (GDP) grew at an astounding annual rate of 5.4% in the first quarter, as the negative effects of the Asian crisis on net exports and industrial production were more than offset by stellar consumer spending, residential construction, business capital spending, and a quickened pace of inventory investment. Growth seems to have been somewhat slower in the second quarter as the final demand moderated, the trade deficit continued to widen, and the inventory investment dropped.

Over the rest of the year, the economy is expected to slow to a more sustainable pace as excess inventory accumulation continues to be pared and weakness from the trade and manufacturing sectors spreads to the rest of the economy. Inflation should pick-up only slightly as oil prices stop declining and the lagged effects of the higher dollar begin to dissipate. The unemployment rate should begin to rise again as the economy slows, helping to moderate any rise in inflation. On the positive side, the economic expansion in the United States is likely to continue with no recession in sight, and interest rates should remain low.

VARIABLE ANNUITIES IN GENERAL

Variable annuities are viewed as an effective financial vehicle to help Americans live comfortably during their retirement years. This is evident by the fact that the United States variable annuity industry set a record in 1997 with nearly $88 billion in sales, representing more than a 20% increase versus 1996 results. Industry experts expect another stellar year in 1998.

New York Life Insurance and Annuity Corporation (NYLIAC) recorded $1.01 billion in variable annuity premiums during the first half of 1998, representing a 42% increase versus the first half of 1997. There are many factors attributing to NYLIAC's impressive variable annuities sales results including an impressive equity market, a low interest rate environment, and solid product and marketing support.

COMMITMENT TO YOUR NEEDS

We thank you for selecting us to be "The Company You Keep(R)," and we look forward to helping you build a solid foundation for your retirement years.

/s/ FREDERICK J. SIEVERT

Frederick J. Sievert
Vice Chairman
New York Life Insurance Company,
the parent of New York Life Insurance and Annuity Corporation

(1) The Dow Jones Industrial Average is a trademark of, and the property of, Dow Jones and Co., Inc. The DJIA Index is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms.

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MAINSTAY VP SERIES FUND, INC. PORTFOLIOS

MACKAY-SHIELDS FINANCIAL CORPORATION

ADVISER'S REPORT

Market Overview

The equity market retreated from its blistering pace in the first quarter to more modest advances in the second quarter, chiefly as a result of a more sobering assessment of the Asian economic crisis. Any thoughts that the Asian crisis would be a short-lived event have been put to rest. The main question now is how will U.S. corporate profits fare in the second half of the year and in 1999? Most companies will soon report second-quarter earnings and give guidance on future prospects. One thing is clear: the likely slowing of corporate profits will be far from uniform. While the basic material, energy and commodity-technology sectors appear most vulnerable, the consumer and healthcare sectors continue to show signs of strength.

The second quarter of 1998 saw the market lose the wind at its back, with the average general U.S. equity mutual fund losing 0.2% to 0.3% according to Lipper(1) and Morningstar(2) with initial gains followed by losses. The S&P 500 Index(3) (with dividends) returned 3.30%, the Dow Jones Industrial Average(4) returned 2.1% and NASDAQ(5) posted a 3.2% gain. The stock market has displayed two characteristics over the past 18 months: a mix of strongly performing quarters followed by sputtering quarters. The engine of the stock market did not seem to be able to remain energized for more than three months before it took a breath. Also, the narrowness of the best-performing part of the market has remained markedly consistent. Investors fared best in blue chip investments such as U.S. Treasury bonds and "nifty-fifty" type equity investments such as large capitalization stocks with prospects of rising earnings. Smaller stocks and investments in fundamentally cheaper "value" stocks were not rewarded in this environment. In fact, as stocks got smaller or more value oriented, the performance got worse for the quarter. As a result, S&P Index funds, emphasizing the large-cap names that dominate the Index, have outshone active managers. The only stock funds that outperformed the S&P during the quarter were large-cap growth funds which returned 5.24%. During the second quarter, large cap blend funds were up 2.12% and mid-cap growth funds posted a small gain of 0.87%.

The outperformance of the largest names in the S&P 500 is particularly notable as these companies' earnings as a whole have been shrinking, are influenced by currency depreciations outside the U.S., and may be greatly affected by the continuing Asian financial crisis. The recent increase in wages could signal coming inflation, which has been an insignificant factor for several years. Fueling the market despite these weaknesses, these companies are also viewed by investors as "safe havens" with expectations of lower volatility if the market goes down. Also, because of their liquidity, investors believe large-cap blue chips will be easier to sell in a market downturn.

On the fixed income side, the safest bonds and the funds that hold them outperformed the riskier end of the spectrum. According to Lipper, general U.S. Treasury funds posted a return of 2.92% for the quarter, A-rated corporate bonds recorded gains of 2.36% for the period and tax-free funds had returns of 1.29%. Interest rate declines help performance of the bond market because bond prices rise as interest rates decline. This is in direct contrast to the average emerging market bond fund which lost 7.7% in the second quarter and junk-bond funds which gained a paltry 0.29%. This reflects a new cautiousness on the part of investors, who added $6.2 billion into taxable bond funds in May, versus $3.6 billion in April. Municipal funds listed $2.4 billion in new investments in May, versus $544 million in April. Foreign buyers continued their love affair with U.S. bonds, despite the 30-year U.S. Treasury bond's lowest yield in several years. Adding fuel to the fire, a positive Federal budget picture is sure to decrease the supply of U.S. Treasuries, as the Government has less debt to finance going forward.

Internationally, the second quarter was a tale of two markets. Investors in developed markets fared far better than those who invested in emerging markets. European markets embracing American production and management efficiencies are soaring. According to Lipper, funds investing in Europe posted the most positive results, on average returning 6.30% for the second quarter. On the other hand, Asia's financial crisis is not over and is

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spilling over into Latin America. The flight to quality and the American markets have only exacerbated emerging market economic woes.

Looking forward, several factors are lurking which may hurt the robustness of the U.S. economy. Increasing wages, which constitute two-thirds of the CPI(6), may ignite inflation if productivity gains do not increase proportionately. Also, the Asian financial crisis is not over. Many economists who participated in The Wall Street Journal's latest semi-annual forecasting survey believe that the brunt of the Asian crisis will hit the U.S. over the next several months, causing growth to slow and unemployment to increase. However, on the positive side, many Asian countries are facing the enormity of their respective economies' problems and are taking steps to solve them. In the meantime, we continue to enjoy low inflation, stable interest rates and steady growth -- key ingredients for an ebullient economy.

Ravi Akhoury
Chairman and Chief Executive Officer
MacKay-Shields Financial Corporation

(1) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance.
(2) Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking fees and sales charges into account, and may change monthly. Its ratings of 1 (low) and 5 (high) stars are based on a fund's three- and five-year average annual returns with fee adjustments, and a risk factor that reflects fund performance relative to 3-month Treasury bill monthly returns. The top 10% of funds in a rating group may receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. Portfolios are not rated until they have three years of performance history.
(3) "Standard and Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The MainStay VP Series Fund, Inc. is not sponsored, endorsed, sold or promoted by Standard & Poor's. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.
(4) The Dow Jones Industrial Average is a trademark of, and the property of, Dow Jones and Co., Inc. The DJIA Index is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms.
(5) "NASDAQ Composite Index" is an unmanaged index and is considered to be generally representative of the U.S. small capitalization stock market.
(6) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

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NEW YORK LIFE INSURANCE COMPANY

ADVISER'S REPORT

Market Overview

The first half of 1998 has resulted in another period of attractive investment returns for the U.S. financial markets, with particularly strong returns from the stock market.

The U.S. economy continues to enjoy robust expansion -- with strong growth, low inflation, a Federal budget surplus and a structurally sound economy. As a result, the financial health of most U.S. firms remains strong. Overseas, however, the Asian economy is suffering as many emerging Asian countries are ravaged by currency devaluations, capital flight and heightened balance of payment pressures. Near term, the crisis has caused a flight to quality to the U.S. financial markets, bolstering values here. Longer term, the Asian crisis will have a negative impact on the worldwide economy, particularly on U.S. companies in commodity and export related industries.

The stock market has reached historically high price levels in both absolute and relative terms. While corporate earnings growth has slowed, valuation levels have increased as interest rates have declined and merger and acquisition activity has increased.

The bond market produced returns in line with interest income and modest price appreciation. The modestly lower interest rate environment has caused spreads to widen on mortgage-backed securities and corporate bonds due to prepayment concerns and unprecedented new issue supply as corporations sought to lock-in lower financing costs.

Looking forward for the rest of the year, we anticipate a stable monetary policy will be maintained by the Federal Reserve Board. A stable interest rate outlook combined with continued strength in consumer demand, should provide a favorable environment for the stock and bond markets.

Jean Hoysradt
Senior Vice President
in Charge of the Investment Department
New York Life Insurance Company

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MAINSTAY VP CASH MANAGEMENT PORTFOLIO

MARKET RECAP FOR THE SIX MONTH PERIOD ENDED 6/30/98
- Domestic bond and money markets were influenced by Asian economic contractions, a solid U.S. economy, and relatively tame inflation during the first six months of 1998.
- During the reporting period, the money market yield curve was flat and exhibited low volatility.
- During the first half of the year, the average money market portfolio remained within a narrow range of 55 to 60 days to maturity.
- Treasury bills were relatively expensive throughout most of the reporting period, moving opportunities into other segments of the money market.

PORTFOLIO RECAP FOR THE SIX MONTH PERIOD ENDED 6/30/98
- The Portfolio stayed within 50 to 60 days to maturity throughout most of the first six months of 1998.
- The Portfolio avoided Treasury securities in favor of commercial paper, floating-rate notes, certificates of deposit, Yankee obligations, and asset-backed securities.
- The Portfolio owned only top-tier securities throughout the reporting period.
- The Portfolio's 2.58% return outperformed the average Lipper(1) money market portfolio, which returned 2.54% for the six months ended 6/30/98.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
During the first half of 1998, domestic bond and money markets were largely influenced by world events. Economic contractions in Asian markets, including Japan, caused difficulties in markets from Latin America to Russia and China. One positive outcome has been relatively tame inflation, keeping the Federal Reserve Board from adjusting domestic interest rates. As a result, interest rates in general have remained within a relatively narrow range.

With a yield curve that was virtually flat, there were few advantages to changing average maturity. The average money market portfolio stayed within a range of 55 to 60 days to maturity throughout the first half of the year. With the flight to quality surrounding the Asian difficulties and reduced federal issuance, Treasury bills became somewhat expensive, shifting opportunities to other market sectors.

WHAT ACCOUNTED FOR THE PORTFOLIO'S ABOVE-AVERAGE PERFORMANCE?
In an environment where the yield curve remains steady and relatively flat, there was little opportunity to add value by extending maturities. We also believed that Treasury bills were severely overpriced and avoided them in the Portfolio. Instead, we looked for securities that offered yield advantages without taking on substantial risk. We focused on domestic and Yankee financial issues, corporate and asset-backed commercial paper, and floating rate notes. Each of these sectors contributed to the Portfolio's above-average performance.

DID THE PORTFOLIO OWN ANY ASIAN SECURITIES?
No. We saw the problems in Asia and avoided their securities entirely. We did, however, invest the Portfolio's assets in a number of international securities, primarily Yankee issues of banks and insurance companies. In a low interest rate environment, we felt financial firms would do well -- and their securities showed strong performance throughout the reporting period. We selected credits that were rated AA(2) or better, and the Portfolio remained focused on issuers we felt had minimal Asian exposure.

DID THE PORTFOLIO FACE ANY CURRENCY RISK?
No. Yankee issues are denominated in dollars, so there's no currency risk.

ARE THERE ANY ADVANTAGES TO GLOBAL DIVERSIFICATION?
By diversifying with strong European issuers, we were able to expand the Portfolio's horizons beyond domestic securities without increasing its risk. We believe that diversification is an effective way of seeking to manage risk, so we believe investors may benefit from global diversification, as long as the quality remains high.

HOW MUCH DID THE PORTFOLIO INVEST IN COMMERCIAL PAPER?
A significant portion of the Portfolio's assets were invested in commercial paper, including direct issues by corporations -- and asset-backed issues with high credit quality, strong cash flows backed by collateral and highly rated credit enhancement. Commercial paper contributed positively to the Portfolio's performance.

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WERE THERE OTHER SECTORS IN WHICH THE PORTFOLIO INVESTED?
Yes, the Portfolio purchased some one-year floating rate notes that we believed were inexpensively priced relative to commercial paper. The notes helped the Portfolio's performance and gave us a good way to manage the Portfolio's average maturity.

DID THE PORTFOLIO INVEST IN CALLABLE CDS OR OTHER ESOTERIC SECURITIES?
While the Portfolio has utilized those securities in the past, they offered few advantages to issuers or investors during this relatively calm period in the money markets. So the Portfolio invested primarily in simpler, "plain vanilla" securities that offered greater liquidity. That decision was positive for the Portfolio's overall performance.

HOW DO YOU SEEK TO MANAGE RISK IN THE MAINSTAY VP CASH MANAGEMENT PORTFOLIO? One way is through careful credit analysis. In addition to seeing what the rating agencies have to say, we watch the performance of corporate issuers in the stock market. If their stock falters, we use it as a trigger to sell their debt securities held in the Portfolio. We believe that the stock market can discount new information much faster than rating agencies can reflect it.

The Portfolio also focuses on securities in the highest rating categories. The Portfolio did not invest in second-tier issues and split-rated issues. In fact, the lowest rating on any security the Portfolio owned was A-1/P-1(3) which is very high. During the reporting period, the Portfolio only invested in top-tier securities.

WHAT IS YOUR OUTLOOK GOING FORWARD?
Looking ahead, we believe that Asian turmoil, inflation expectations and reactions to reduced Treasury financing have been almost fully priced into the market. So we're taking a relatively neutral stand. While we remain bullish over the long-term, we believe unusual movements in the yield curve and other minor market fluctuations may present the most obvious opportunities in the next couple of months. Whatever happens, we will continue to seek high-quality securities that may provide a high level of current income consistent with preservation of capital and liquidity.

Ed Munshower
Claude Athaide
Portfolio Managers
MacKay-Shields Financial Corporation

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.
(2) Debt rated AA by Standard & Poor's differs from the highest rated issues only in small degree.
(3) A Standard & Poor's Corporation Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Moody's Investors Services, Inc. employs an investment grade to indicate the relative repayment capacity of rated issuers of commercial paper not having an original maturity in excess of nine months. Issuers rated P-1 (Prime-1) (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

An investment in the Portfolio is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

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MAINSTAY VP BOND PORTFOLIO

MARKET HIGHLIGHTS FOR THE SIX MONTH PERIOD ENDED 6/30/98
- Global concerns continued to be a dominant influence in the fixed income markets.
- The flight to quality trade contributed to the market's rally during the first half of 1998. The 30-year U.S. Treasury bond yield declined 29 basis points during the period.
- The low interest rate environment contributed to prepayment concerns in the mortgage-backed security sector and significant corporate bond issuance. These factors caused spread product to widen during the first six months of 1998.
- The Federal Reserve Board (the "Fed") maintained a stable monetary policy for the first half of 1998.

PORTFOLIO HIGHLIGHTS FOR THE SIX MONTH PERIOD ENDED 6/30/98
- For the six months ended June 30, 1998, the MainStay VP Bond Portfolio returned 4.35%.
- The Portfolio outperformed the average A rated corporate bond fund in its Lipper(1) universe by 38 basis points.
- The Portfolio ranked fourth out of 33 bond funds (top 12.1%) for its Lipper category.
- An average portfolio quality of at least AA- was maintained throughout the first half of 1998, limiting credit risk.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

The year began amid investor concern regarding the Asian crisis and its impact on the domestic economy. Market sentiment seemed to point toward a neutral to accommodating Fed, along with declining corporate earnings. As the first quarter progressed, it became apparent that an Asian induced slowdown would not have its anticipated near-term effect on the U.S. economy. Statistical reports continued to show resilient economic growth. The decline in oil prices along with continued benign inflation numbers allowed the market to rally slightly in the first quarter. The market continued to rally in the second quarter as participants renewed their focus on the improving Federal Budget and its impact on the supply of U.S. Treasury bonds. As the second quarter progressed, fears about Asia re-emerged with a focus on Japan. These concerns refueled the flight to quality trade.

TO WHAT DO YOU ATTRIBUTE THE PORTFOLIO'S POSITIVE PERFORMANCE?

The Portfolio limited its exposure to long duration spread assets. These longer duration assets were the most adversely effected by spread widening in the first half of 1998. The Portfolio also had a concentration in lower quality investment grade corporate bonds in the one to five year maturity range. This asset allocation worked well as these securities outperformed in their sector. Additionally, our high quality assets benefited from the flight to quality trade.

WHAT WAS YOUR PRIMARY STRATEGY IN THE FIRST HALF OF 1998?

The Portfolio shifted assets from the corporate and mortgage sectors to the U.S. Treasury sector. We took these actions to take advantage of the flight to quality trade and to reduce the Portfolio's credit and call risk.

WHERE DO YOUR PERCEIVE RISK IN THE PORTFOLIO?

The Portfolio's current mortgage-backed security holdings could present prepayment risk if interest rates continue to trend lower. However, this prepayment risk is actively managed based on our prevailing interest rate forecast. The Portfolio's overall credit quality and structure continues to be consistent with our long-term conservative management approach.

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WHAT IS YOUR OUTLOOK FOR THE FIXED INCOME MARKET IN THE SECOND HALF OF 1998?

We expect continued weakness in the Asian markets and a rise in the dollar to bring about a decline in U.S. exports and a rise in imports that could dampen domestic growth over the rest of the year. We believe the Fed will retain its wait and see attitude toward monetary policy until the full effects of the Asian crisis unfold. We expect the market to retain its focus on the problems in Japan. Therefore, we believe U.S. Treasury security price movements should continue to react to the dollar/yen relationship.

Albert R. Corapi, Jr.
Celia M. Holtzberg
Joseph DePasquale
Portfolio Managers
New York Life Insurance Company

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

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MAINSTAY VP GROWTH EQUITY PORTFOLIO

MARKET HIGHLIGHTS FOR THE SIX MONTH PERIOD ENDED 6/30/98
- Low inflation and interest rates have enabled the stock markets price/earnings valuation to expand.
- Asia's problems have had a limited effect on U.S. corporate earnings.
- Continued strong inflows into equities continue to boost liquidity and market performance.
- Merger and acquisition activity is extremely robust and poised to surpass 1997's record level by a wide margin.

PORTFOLIO HIGHLIGHTS FOR THE SIX MONTH PERIOD ENDED 6/30/98
- For the six month period ended June 30, 1998, the Portfolio had a return of 16.20%.
- We increased the Portfolio's exposure in technology stocks which were our best performers in the first half of the year.
- The Portfolio's consumer staples holdings, which we continue to overweight, registered above average gains in the first six months of the year.
- The Portfolio is in line with the Lipper(1) growth fund average return of 16.23%.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
The U.S. equity market continued to register impressive gains for investors in the first half of 1998. The majority of the market's gains can be attributed to investors' increased comfort level with low inflation which has increased equity valuations. Simply stated, with interest rates at their current low levels, the attraction of equities remains favorable.

Another ingredient causing the equity markets to move higher has been based on positive corporate earnings growth. Economic growth should remain positive as the domestic economy remains strong despite Asia's woes weighing down some cyclical industries. Actually some industries, such as retailing, are benefiting from low cost goods from Asia.

The current market environment supports our view of investing primarily in companies with consistent earnings growth profiles. We believe that companies which report earnings in line with expectations will receive premium valuations to the market. We are avoiding industries which are negatively affected by Asia, as we believe that the economic contraction in that region of the world will persist longer than the market is currently discounting.

DURING THE REPORTING PERIOD, WHAT WERE THE MOST SIGNIFICANT FACTORS THAT INFLUENCED THE EQUITY MARKET?
The most significant factor influencing the equity market throughout the first half of the year was the effect Asia's problems were having on our economy. Most commodity and export related industries have been adversely affected by the slackening demand out of Asia and the excess industrial capacity that has been built up in that region of the world in the last few years. However, most consumer companies prospered as the domestic economy boomed due to continued low interest rates and strong wage growth. These factors combined to create an extremely favorable environment for domestically oriented companies.

HOW WAS THE MAINSTAY VP GROWTH EQUITY PORTFOLIO AFFECTED BY THE SIGNIFICANT FACTORS JUST MENTIONED? WHAT ACTIONS DID YOU TAKE AND WHAT WAS THE FINAL RESULT? The MainStay VP Growth Equity Portfolio is currently structured with a growth stock orientation due to our expectation for moderate overall growth in the economy. We determined that the more cyclical sectors of the economy would suffer depressed earnings growth as commodity prices remained under pressure. Thus, the Portfolio has favored domestic issues with a consistent earnings growth profile. The results were favorable as the MainStay VP Growth Equity Portfolio generated a return of 16.20% for the six months ended June 30, 1998.

WHAT WERE THE MOST SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD? WHY DID YOU MAKE THEM? HOW DID THEY AFFECT THE PORTFOLIO'S PERFORMANCE?
Our best purchases in the first half of the year were Dell Computer (up 94%), Lucent Technologies (up 78%), EMC (up 67%) and Network Associates (up 31%). These companies are located in the technology sector and conduct the majority of their business domestically. Lucent Technologies, EMC and Network Associates each rely on proprietary products which give them an advantage over their competition. Dell Computer which

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

operates in the highly competitive personal computer market has prospered due to its low cost distribution model.

WERE THERE ANY SALES DURING THE REPORTING PERIOD? WHY DID YOU MAKE THEM? HOW DID THE SALES AFFECT PORTFOLIO PERFORMANCE?
The Portfolio sold out of its lodging holdings (Marriott International and Hilton Hotels) because we felt that this highly cyclical industry had approached its peak earnings potential. When Computer Associates made a hostile bid for Computer Sciences earlier in the year we disposed of both stocks. We did not believe that a combination of these two companies would be beneficial to shareholders. After we sold both stocks, the merger was dissolved and both company's stock prices moved upward.

DURING THE REPORTING PERIOD, WHICH SECURITIES CONTRIBUTED MOST POSITIVELY TO THE PORTFOLIO'S PERFORMANCE? WHAT WAS THEIR RETURN? WHY DID THEY DO SO WELL?
America Online was the Portfolio's best performer in the first half of the year with a return of 132.3%. The company continued to exhibit strong revenue generation and operating performance with its online services. In addition, speculation that a large communication or media company would merge with America Online caused the valuation of the stock to appreciate. Cisco Systems was also a strong performer in the first half of the year with a return of 65.1%. Cisco Systems is the premier company in the dynamic networking and telecommunications equipment industries. We believe the company and the industry will continue to benefit as the explosive growth of the internet creates strong demand for their products. Worldcom had a return of 60.1% in the first half of the year as the stock rebounded from a sell-off late last year after it announced a merger with MCI. As the year progressed, the market began to more fully appreciate the growth potential of the telecommunications giant.

DURING THE REPORTING PERIOD, WHICH SECURITIES IN THE PORTFOLIO WERE THE WORST PERFORMERS? WHAT WAS THEIR RETURN? WHAT WERE THE REASONS FOR THEIR UNDERPERFORMANCE? DO WE STILL OWN THE SECURITIES? WHY?
Our worst performing stocks in the first half of the year were Cendant (down 40%) and Sunbeam (down 74%). Cendant's problems were the result of some accounting irregularities in one of the company's subsidiaries. We continue to hold the stock because we believe that these problems were an isolated incident and that the market overreacted to this situation. The company acted quickly to reassure the investment community that the accounting problems were being resolved and the overall growth prospects of the company remain strong. We are closely monitoring the situation and will sell our holdings if the company discloses any more irregularities. Sunbeam's problems were of a similar nature as the company appears to have overstated earnings during the last few quarters. We have sold that stock because we believe that the company has a long road to travel as it repairs its image to both its customers and investors.

WHAT WERE THE BEST AND WORST DECISIONS YOU MADE FOR THE PORTFOLIO DURING THE REPORTING PERIOD? WHY DID YOU MAKE THEM AND HOW DID THEY AFFECT THE PORTFOLIO? The best decision the Portfolio made in the quarter was increasing our weighting in technology stocks as this group was the best performing market sector in the first half. In particular, our concentration in the software and services side of technology was very important as they outperformed the more commodity oriented companies. The worst decision the Portfolio made was not underweighting our energy holdings to a greater extent. Unfortunately, we underestimated the impact Asia was going to have on the overall demand for oil.

IN WHAT SECTORS WAS THE PORTFOLIO OVERWEIGHTED OR UNDERWEIGHTED DURING THE PERIOD? WHY? HOW DID THIS AFFECT PERFORMANCE? HOW IS THE PORTFOLIO CURRENTLY POSITIONED?
The Portfolio is currently overweighted in technology and consumer staples. Our overweighting in technology is focused in the less cyclical software and computer services sector which is benefiting from the increased spending by corporations on year 2000 computer compliance. The Portfolio's technology holdings outperformed the market by a wide margin in the first half of the year. The Portfolio's consumer staples holdings exceeded the market due primarily to our media holdings. The Portfolio is currently underweighted in basic materials, energy and capital goods. Our underweighting of basic materials and energy was timely as both sectors underperformed the market in the first half of the year.

WHAT IS YOUR OUTLOOK GOING FORWARD? WHAT SECURITIES/SECTORS ARE YOU FOCUSING ON? Our outlook going forward could be best described as cautiously optimistic. With inflation and interest rates remaining subdued and corporate earnings growth continuing, we believe that the stock market can progress upward. Our main concern is focused on corporate earnings, as Asia's woes will probably have a longer tail duration than the market is currently discounting. Thus, we will continue to position the Portfolio in domestically oriented companies in sectors such as financials, consumer staples and technology.

James Agostisi
Patricia Rossi
Portfolio Managers
New York Life Insurance Company

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

                                    GLOSSARY

ASSET-BACKED SECURITIES: Securities backed by loan paper, receivables, or an anticipated income stream from the sale of merchandise or services. The securities are generally originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank letter of credit or by insurance from an institution other than the issuer.

AVERAGE MATURITY: Maturity is the termination date of an obligation or the length of time an income security is required to pay interest. Average maturity reflects the average of the maturities of all fixed-income securities in a portfolio.

BULLISH/BEARISH: A bull market occurs when security prices are rising; a bear market occurs when security prices decline. A bullish attitude therefore suggests a positive outlook, while a bearish attitude represents a negative view of the market or the opportunities it may present.

CYCLICALS (CYCLICAL STOCK): A security or stock that tends to rise quickly with economic upturns and fall quickly when the economy slows. Noncyclical industries, such as food, insurance, and pharmaceuticals, are likely to have more consistent performance regardless of economic changes.

DURATION: A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

FLIGHT TO QUALITY: When investors in general move to improve the quality or liquidity of the securities they own, because of economic, industry, market or credit concerns that suggest lower quality securities or those that are less liquid are likely to be more vulnerable to negative market events.

GROSS DOMESTIC PRODUCT (GDP): The total value of goods and services produced in the U.S. economy over a particular period of time, usually one year. The GDP growth rate measures strictly domestic output and is a primary indicator of the status of the economy.

INFLATION: An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

LIQUIDITY: Securities are said to be liquid when they can be easily bought or sold in large volume without substantially affecting their price. Some securities, such as private placements or stocks that have few shares outstanding are considered illiquid either because there are few market participants interested in buying or selling the securities or because purchases and sales may cause wide price swings.

MERGERS AND ACQUISITIONS: A merger is a combination of two companies. An acquisition is the purchase of a company, division, or business unit. Companies that are the subject of a merger or acquisition often pay shareholders a premium, or an amount over the current share price, to complete the transaction quickly and under favorable terms.

MORTGAGE-BACKED SECURITIES: Securities representing interests in "pools" of mortgages in which principal and interest payments by the holders of underlying fixed- or adjustable-rate mortgages are, in effect, "passed through" to investors (net of fees paid to the issuer or guarantor of the securities).

SPLIT ISSUES (SPLIT-RATED ISSUES): Securities rated top tier by one credit rating agency and second tier by another.

WEIGHTING: The proportion of a portfolio allocated to a specific security, market sector or country, i.e., a portfolio is said to be overweighted in a sector or country when that portion of the portfolio is greater than the sector's general relationship to the market as a whole or the country's total equities relative to the international equity markets as a whole.

YANKEE ISSUES: Dollar-denominated income securities issued in the United States by foreign banks and corporations, usually when conditions in the U.S. are more favorable than in other markets, including the issuer's domestic market overseas.

YIELD: The income per share (or current value of a security) paid to investors over a specified period of time as a percentage of the cost of the security. Mutual fund yields are expressed as a percentage of the fund's current price per share.

YIELD CURVE: When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                  NYLIAC MFA SEPARATE ACCOUNT-I
                                                         TAX-QUALIFIED POLICIES

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1998
(Unaudited)

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in MainStay VP Series Fund,
    Inc., at net asset value (Identified
    Cost: $89,487,029; $147,971,374;
    $30,503,400; $50,533,814;
    $4,467,689; $6,640,470,
    respectively).......................  $123,334,041   $210,618,080   $ 31,643,067   $ 54,342,959   $  4,467,726   $  6,640,493

LIABILITIES:
  Liability for mortality and expense
    risk charges........................       394,972        945,279        102,953        244,914         14,281         29,878
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total equity......................  $122,939,069   $209,672,801   $ 31,540,114   $ 54,098,045   $  4,453,445   $  6,610,615
                                          ============   ============   ============   ============   ============   ============

TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    Variable accumulation units
      outstanding: 2,108,247; 3,866,051;
      980,099; 1,807,510; 218,214;
      348,277, respectively.............  $122,939,069   $209,672,801   $ 31,540,114   $ 54,098,045   $  4,453,445   $  6,610,615
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation unit value....  $      58.31   $      54.23   $      32.18   $      29.93   $      20.41   $      18.98
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1998
(Unaudited)

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $         --   $         --   $         --   $         --   $    123,462   $    182,775
  Mortality and expense risk charges....      (744,892)    (1,786,658)      (204,056)      (487,664)       (29,603)       (61,549)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (744,892)    (1,786,658)      (204,056)      (487,664)        93,859        121,226
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....     9,684,394     17,308,004      4,129,749      6,449,888      1,203,054      1,413,348
  Cost of investments sold..............    (6,652,689)    (9,332,724)    (3,978,866)    (5,856,022)    (1,203,060)    (1,413,428)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss)
        on investments..................     3,031,705      7,975,280        150,883        593,866             (6)           (80)
  Change in unrealized appreciation
    on investments......................    14,946,843     22,854,140      1,250,524      1,802,895             32            118
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain on investments...........    17,978,548     30,829,420      1,401,407      2,396,761             26             38
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Decrease attributable to funds of
    New York Life Insurance and Annuity
    Corporation retained by Separate
    Account.............................       (37,802)       (90,846)        (3,009)        (7,183)          (285)          (588)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase in total equity
        resulting from operations.......  $ 17,195,854   $ 28,951,916   $  1,194,342   $  1,901,914   $     93,600   $    120,676
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       15

STATEMENT OF CHANGES IN TOTAL EQUITY
For the six months ended June 30, 1998 (Unaudited) and the year ended December 31, 1997

                                                                                 COMMON STOCK
                                                                             INVESTMENT DIVISIONS
                                                      ------------------------------------------------------------------
                                                              SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                 POLICIES                            POLICIES
                                                      ------------------------------      ------------------------------
                                                          1998              1997              1998              1997
                                                      ------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)....................  $   (744,892)     $   (564,116)     $ (1,786,658)     $ (1,931,412)
    Net realized gain (loss) on investments.........     3,031,705         4,215,822         7,975,280         8,950,270
    Realized gain distribution received.............            --        14,771,244                --        25,537,359
    Change in unrealized appreciation on
      investments...................................    14,946,843         5,780,475        22,854,140         8,692,840
    Decrease attributable to funds of New York
      Life Insurance and Annuity Corporation
      retained by
      Separate Account..............................       (37,802)          (51,898)          (90,846)         (126,748)
                                                      ------------      ------------      ------------      ------------
      Net increase in total equity resulting
        from operations.............................    17,195,854        24,151,527        28,951,916        41,122,309
                                                      ------------      ------------      ------------      ------------
  Contributions and withdrawals:
    Policyowners' premium payments..................       492,440           754,147         2,387,406         4,629,389
    Policyowners' surrenders........................    (9,412,927)      (11,263,827)      (18,707,662)      (27,429,297)
    Policyowners' annuity and death benefits........      (104,926)       (1,293,819)         (619,606)       (1,085,309)
    Net transfers from (to) Fixed Account...........       705,079           504,772           892,688         1,204,503
    Transfers between Investment Divisions..........       476,224           466,315           645,396         1,492,856
                                                      ------------      ------------      ------------      ------------
      Net contributions and withdrawals.............    (7,844,110)      (10,832,412)      (15,401,778)      (21,187,858)
                                                      ------------      ------------      ------------      ------------
        Increase (decrease) in total equity.........     9,351,744        13,319,115        13,550,138        19,934,451
TOTAL EQUITY:
    Beginning of period.............................   113,587,325       100,268,210       196,122,663       176,188,212
                                                      ------------      ------------      ------------      ------------
    End of period...................................  $122,939,069      $113,587,325      $209,672,801      $196,122,663
                                                      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC MFA SEPARATE ACCOUNT-I
                                                          TAX-QUALIFIED POLICIES

                            BOND                                                MONEY MARKET
                    INVESTMENT DIVISIONS                                    INVESTMENT DIVISIONS
    -----------------------------------------------------   -----------------------------------------------------
         SINGLE PREMIUM             FLEXIBLE PREMIUM             SINGLE PREMIUM             FLEXIBLE PREMIUM
            POLICIES                    POLICIES                    POLICIES                    POLICIES
    -------------------------   -------------------------   -------------------------   -------------------------
       1998          1997          1998          1997          1998          1997          1998          1997
    -------------------------------------------------------------------------------------------------------------
    $  (204,056)  $ 1,689,631   $  (487,664)  $ 2,598,722   $    93,859   $   228,081   $   121,226   $   287,523
        150,883       193,056       593,866       968,705            (6)         (112)          (80)         (239)
             --        95,013            --       163,372            --            --            --            --
      1,250,524       766,951     1,802,895       705,665            32           184           118           342
         (3,009)       (6,734)       (7,183)      (16,251)         (285)         (391)         (588)       (1,000)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
      1,194,342     2,737,917     1,901,914     4,420,213        93,600       227,762       120,676       286,626
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
        103,550       149,719       785,436     1,770,297         9,139        53,680       154,122       335,693
     (3,273,172)   (4,949,859)   (6,114,502)  (10,332,134)     (757,538)   (1,892,719)   (1,076,022)   (2,748,767)
        (54,436)     (262,993)     (130,586)     (511,771)      (45,518)      (15,502)      (30,273)      (72,602)
         64,445       (13,052)      120,559      (186,189)       (4,229)     (212,192)         (315)      (76,561)
       (315,041)     (868,097)     (519,636)   (2,077,747)     (157,557)      407,401      (124,636)      585,963
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
     (3,474,654)   (5,944,282)   (5,858,729)  (11,337,544)     (955,703)   (1,659,332)   (1,077,124)   (1,976,274)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
     (2,280,312)   (3,206,365)   (3,956,815)   (6,917,331)     (862,103)   (1,431,570)     (956,448)   (1,689,648)
     33,820,426    37,026,791    58,054,860    64,972,191     5,315,548     6,747,118     7,567,063     9,256,711
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
    $31,540,114   $33,820,426   $54,098,045   $58,054,860   $ 4,453,445   $ 5,315,548   $ 6,610,615   $ 7,567,063
    ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       17

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1998
(Unaudited)

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in MainStay VP
    Series Fund, Inc., at net asset
    value (Identified Cost: $107,187,780;
    $13,682,015; $43,824,485;
    $5,279,796; $6,467,562; $801,428,
    respectively).......................  $146,953,886   $ 18,838,673   $ 45,313,802   $  5,586,010   $  6,467,625   $    801,435

LIABILITIES:
  Liability for mortality and
    expense risk charges................       467,918         84,514        145,081         25,250         19,972          3,109
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total equity......................  $146,485,968   $ 18,754,159   $ 45,168,721   $  5,560,760   $  6,447,653   $    798,326
                                          ============   ============   ============   ============   ============   ============

TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    Variable accumulation units
      outstanding: 2,512,042; 345,798;
      1,398,313; 185,506; 315,926;
      42,060, respectively..............  $146,485,968   $ 18,754,159   $ 45,168,721   $  5,560,760   $  6,447,653   $    798,326
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation
      unit value........................  $      58.31   $      54.23   $      32.30   $      29.98   $      20.41   $      18.98
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1998
(Unaudited)

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $         --   $         --   $         --   $         --   $    166,964   $     18,823
  Mortality and expense risk charges....      (877,657)      (159,257)      (286,751)       (50,111)       (40,009)        (6,339)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (877,657)      (159,257)      (286,751)       (50,111)       126,955         12,484
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....     8,780,051      1,437,029      4,357,910        609,044      1,002,983        124,046
  Cost of investments sold..............    (6,370,562)      (876,694)    (4,319,986)      (543,927)    (1,002,984)      (124,046)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss)
        on investments..................     2,409,489        560,335         37,924         65,117             (1)            --
  Change in unrealized appreciation
    on investments......................    18,686,214      2,188,178      1,933,224        180,818             34              4
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain on investments...........    21,095,703      2,748,513      1,971,148        245,935             33              4
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Decrease attributable to funds of
    New York Life Insurance and Annuity
    Corporation retained by Separate
    Account.............................       (44,366)        (8,076)        (4,220)          (736)          (377)           (59)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase in total equity
        resulting from operations.......  $ 20,173,680   $  2,581,180   $  1,680,177   $    195,088   $    126,611   $     12,429
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  NYLIAC MFA SEPARATE ACCOUNT-II
                                                          NON-QUALIFIED POLICIES


                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF CHANGES IN TOTAL EQUITY
For the six months ended June 30, 1998 (Unaudited) and the year ended December 31, 1997

                                                                                     COMMON STOCK
                                                                                 INVESTMENT DIVISIONS
                                                          ------------------------------------------------------------------
                                                                  SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                     POLICIES                            POLICIES
                                                          ------------------------------      ------------------------------
                                                              1998              1997              1998              1997
                                                          ------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)........................  $   (877,657)     $   (632,338)     $   (159,257)     $   (166,662)
    Net realized gain (loss) on investments.............     2,409,489         3,780,534           560,335           672,393
    Realized gain distribution received.................            --        17,319,759                --         2,253,166
    Change in unrealized appreciation on investments....    18,686,214         7,321,265         2,188,178           835,447
    Decrease attributable to funds of New York
      Life Insurance and Annuity Corporation retained by
      Separate Account..................................       (44,366)          (59,410)           (8,076)          (11,378)
                                                          ------------      ------------      ------------      ------------
      Net increase in total equity resulting from
        operations......................................    20,173,680        27,729,810         2,581,180         3,582,966
                                                          ------------      ------------      ------------      ------------
  Contributions and withdrawals:
    Policyowners' premium payments......................       176,488           698,016            93,536           265,718
    Policyowners' surrenders............................    (7,725,190)       (9,979,186)       (1,084,343)       (1,552,399)
    Policyowners' annuity and death benefits............      (538,256)       (1,846,691)         (113,693)         (201,003)
    Net transfers from (to) Fixed Account...............     1,103,136         1,261,793            24,726            41,777
    Transfers between Investment Divisions..............       100,081           558,642           (56,937)          236,080
                                                          ------------      ------------      ------------      ------------
      Net contributions and withdrawals.................    (6,883,741)       (9,307,426)       (1,136,711)       (1,209,827)
                                                          ------------      ------------      ------------      ------------
        Increase (decrease) in total equity.............    13,289,939        18,422,384         1,444,469         2,373,139
TOTAL EQUITY:
  Beginning of period...................................   133,196,029       114,773,645        17,309,690        14,936,551
                                                          ------------      ------------      ------------      ------------
  End of period.........................................  $146,485,968      $133,196,029      $ 18,754,159      $ 17,309,690
                                                          ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC MFA SEPARATE ACCOUNT-II
                                                         NON-QUALIFIED POLICIES

                              BOND                                                    MONEY MARKET
                      INVESTMENT DIVISIONS                                        INVESTMENT DIVISIONS
    ---------------------------------------------------------   ---------------------------------------------------------
          SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
             POLICIES                      POLICIES                      POLICIES                      POLICIES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        1998           1997           1998           1997           1998           1997           1998           1997
    ---------------------------------------------------------------------------------------------------------------------
    $   (286,751)  $  2,364,287   $    (50,111)  $    264,234   $    126,955   $    282,567   $     12,484   $     28,141
          37,924        363,480         65,117         90,798             (1)           (40)            --            (17)
              --        133,101             --         16,538             --             --             --             --
       1,933,224        995,883        180,818         73,994             34            129              4             27
          (4,220)        (9,453)          (736)        (1,640)          (377)          (466)           (59)           (99)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,680,177      3,847,298        195,088        443,924        126,611        282,190         12,429         28,052
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         103,567        195,193         34,312        104,100         14,347        (11,970)         8,049         22,330
      (3,655,107)    (6,748,806)      (399,697)      (808,651)      (462,582)    (1,228,154)       (96,440)      (118,945)
        (328,694)    (1,409,901)      (105,296)      (109,111)       (53,617)       (31,260)            --         (1,760)
         294,494         57,010         14,401        (17,535)        13,700        (43,738)         1,306         (4,291)
         (98,433)      (810,766)       (57,961)      (129,141)        (2,613)       276,812        115,129       (106,939)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (3,684,173)    (8,717,270)      (514,241)      (960,338)      (490,765)    (1,038,310)        28,044       (209,605)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (2,003,996)    (4,869,972)      (319,153)      (516,414)      (364,154)      (756,120)        40,473       (181,553)
      47,172,717     52,042,689      5,879,913      6,396,327      6,811,807      7,567,927        757,853        939,406
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 45,168,721   $ 47,172,717   $  5,560,760   $  5,879,913   $  6,447,653   $  6,811,807   $    798,326   $    757,853
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       21

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
NYLIAC MFA Separate Account-I ("Separate Account-I") and NYLIAC MFA Separate Account-II ("Separate Account-II") were established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation, a wholly-owned subsidiary of New York Life Insurance Company. These accounts were established to receive and invest net premium payments under Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-I") and Non-Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-II") issued by New York Life Insurance and Annuity Corporation.
  Separate Account-I and Separate Account-II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. The assets of Separate Account-I and Separate Account-II are invested exclusively in shares of the MainStay VP Series Fund, Inc., a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of New York Life Insurance and Annuity Corporation. Effective December 19, 1994, sales of all such Policies were discontinued.
  There are six Investment Divisions within both Separate Account-I and Separate Account-II, three of which invest Single Premium Policy net premium payments and three of which invest Flexible Premium Policy net premium payments. The Common Stock Investment Divisions invest in the Growth Equity Portfolio, the Bond Investment Divisions invest in the Bond Portfolio, and the Money Market Investment Divisions invest in the Cash Management Portfolio. Net premium payments received are allocated to the Investment Divisions of Separate Account-I or Separate Account-II according to Policyowner instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of Separate Account-I and Separate Account-II and the Fixed Account of New York Life Insurance and Annuity Corporation.
  No Federal income tax is payable on investment income or capital gains of Separate Account-I or Separate Account-II under current Federal income tax law.
  Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.
  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).
  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.
  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------
At June 30, 1998, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of Separate Account-I and Separate
Account-II is as follows:

                                                 GROWTH EQUITY                                          CASH MANAGEMENT
                                                   PORTFOLIO                 BOND PORTFOLIO                PORTFOLIO
                                             ----------------------      ----------------------      ----------------------
                                                  COMMON STOCK                    BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             ----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                             ------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Number of shares...........................     5,226        8,924         2,307         3,962         4,468          6,640
Identified cost*...........................   $89,487     $147,971       $30,503       $50,534       $ 4,468       $  6,640
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Number of shares...........................     6,227          798         3,304           407         6,468            801
Identified cost*...........................  $107,188      $13,682       $43,824       $ 5,280       $ 6,468       $    801

* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Transactions in MainStay VP Series Fund, Inc. shares for the six months ended June 30, 1998, were as follows:

                                                 GROWTH EQUITY                                          CASH MANAGEMENT
                                                   PORTFOLIO                 BOND PORTFOLIO                PORTFOLIO
                                             ----------------------      ----------------------      ----------------------
                                                  COMMON STOCK                    BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             ----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                             ------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Purchases..................................  $ 1,088       $    94       $   441       $    77       $   337       $    451
Proceeds from sales........................    9,684        17,308         4,130         6,450         1,203          1,413
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Purchases..................................  $ 1,016       $   140       $   373       $    43       $   637       $    164
Proceeds from sales........................    8,780         1,437         4,358           609         1,003            124

--------------------------------------------------------------------------------
NOTE 3--Mortality and Expense Risk Charges:
--------------------------------------------------------------------------------
Separate Account-I and Separate Account-II are charged for administrative services provided for Flexible Premium Policies, and Single and Flexible
Premium Policies are charged for the mortality and expense risks assumed by New York Life Insurance and Annuity Corporation. These charges are made daily at an annual rate of 1.25% of the daily net asset value for Single Premium Policies and 1.75% of the daily net asset value for Flexible Premium Policies of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of New York Life Insurance and Annuity Corporation. Accordingly, New York Life Insurance and Annuity Corporation participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------
Separate Account-I and Separate Account-II do not expect to declare dividends to Policyowners from accumulated net investment income and realized gains.
The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NOTE 5-- Cost to Policyowners (in 000's):
--------------------------------------------------------------------------------
At June 30, 1998, the cost to Policyowners for accumulation units outstanding, with adjustments for net investment income, market appreciation (depreciation) and deduction for expenses is as follows:

                                                    COMMON STOCK                    BOND                    MONEY MARKET
                                                INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                               ----------------------      ----------------------      ----------------------
                                                SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                               PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                               POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                               ------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Cost to Policyowners (net of withdrawals)....  $11,184       $ 9,964       $ 1,797       $ 8,387       $  (612)      $    676
Accumulated net investment income (loss).....    1,645        (3,156)       26,491        40,151         5,094          5,987
Accumulated net realized gain (loss)
  on investments and realized gain
  distributions received.....................   76,554       140,948         2,276         2,082            (1)            (1)
Unrealized appreciation (depreciation)
  on investments.............................   33,847        62,647         1,140         3,809            --             --
Decrease attributable to funds of New York
  Life Insurance and Annuity Corporation
  retained by Separate Account...............     (291)         (730)         (164)         (331)          (28)           (51)
                                              ---------     ---------      --------      --------      --------      --------
Net amount applicable to Policyowners........ $122,939      $209,673       $31,540       $54,098       $ 4,453       $  6,611
                                              =========     =========      ========      ========      ========      ========
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Cost to Policyowners (net of withdrawals)....  $23,127       $ 1,426       $ 3,493       $   231       $   420       $     59
Accumulated net investment income (loss).....    1,536          (256)       37,407         4,603         6,066            749
Accumulated net realized gain (loss)
  on investments and realized gain
  distributions received.....................   82,381        12,491         3,053           467            (1)            --
Unrealized appreciation on investments.......   39,766         5,157         1,489           306            --             --
Decrease attributable to funds of New York
  Life Insurance and Annuity Corporation
  retained by Separate Account...............     (324)          (64)         (273)          (46)          (37)           (10)
                                              ---------      --------      --------      --------      --------      --------
Net amount applicable to Policyowners........ $146,486       $18,754       $45,169       $ 5,561       $ 6,448       $    798
                                              =========      ========      ========      ========      ========      ========

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES



                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 6--Unit Transactions (in 000's):
--------------------------------------------------------------------------------
Transactions in accumulation units were as follows:

                                                                        COMMON STOCK INVESTMENT DIVISIONS
                                                              -----------------------------------------------------
                                                                  SINGLE PREMIUM               FLEXIBLE PREMIUM
                                                                     POLICIES                      POLICIES
                                                              -----------------------       -----------------------
                                                                1998           1997           1998           1997
                                                              -----------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)

Units issued on premium payments............................       9             17             46            112
Units redeemed on surrenders................................    (172)          (270)          (370)          (663)
Units redeemed on annuity and death benefits................      --             (6)            (5)            (6)
Units issued (redeemed) on net transfers from (to)
  Fixed Account.............................................      13             11             17             27
Units issued (redeemed) on transfers between
  Investment Divisions......................................       9             11             12             35
                                                               -----          -----          -----          -----
    Net decrease............................................    (141)          (237)          (300)          (495)
Units outstanding, beginning of period......................   2,249          2,486          4,166          4,661
                                                               -----          -----          -----          -----
Units outstanding, end of period............................   2,108          2,249          3,866          4,166
                                                               =====          =====          =====          =====
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)

Units issued on premium payments............................       2             16              2              6
Units redeemed on surrenders................................    (140)          (233)           (22)           (38)
Units redeemed on annuity and death benefits................     (10)           (28)            (1)            (2)
Units issued (redeemed) on net transfers from (to)
  Fixed Account.............................................      20             28             --              1
Units issued (redeemed) on transfers between
  Investment Divisions......................................       2             11             (1)             6
                                                               -----          -----          -----          -----
    Net increase (decrease).................................    (126)          (206)           (22)           (27)
Units outstanding, beginning of period......................   2,638          2,844            368            395
                                                               -----          -----          -----          -----
Units outstanding, end of period............................   2,512          2,638            346            368
                                                               =====          =====          =====          =====

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES


--------------------------------------------------------------------------------

            BOND INVESTMENT DIVISIONS               MONEY MARKET INVESTMENT DIVISIONS
    -----------------------------------------   -----------------------------------------
      SINGLE PREMIUM       FLEXIBLE PREMIUM       SINGLE PREMIUM       FLEXIBLE PREMIUM
         POLICIES              POLICIES              POLICIES              POLICIES
    -------------------   -------------------   -------------------   -------------------
      1998       1997       1998       1997       1998       1997       1998       1997
    -------------------------------------------------------------------------------------
         4          5         28         65         --          3          9         18
      (106)      (170)      (211)      (390)       (38)       (96)       (59)      (151)
        --         (6)        (2)        (5)        (2)        (1)        --         (3)
         2         (1)         4         (7)        --        (11)        --         (4)
       (10)       (30)       (18)       (76)        (8)        21         (7)        32
     -----      -----      -----      -----      -----      -----      -----      -----
      (110)      (202)      (199)      (413)       (48)       (84)       (57)      (108)
     1,090      1,292      2,007      2,420        266        350        405        513
     -----      -----      -----      -----      -----      -----      -----      -----
       980      1,090      1,808      2,007        218        266        348        405
     =====      =====      =====      =====      =====      =====      =====      =====
         4          7          2          4          1         (1)        --          1
      (116)      (248)       (15)       (31)       (23)       (63)        (5)        (6)
       (10)       (29)        (2)        (2)        (3)        (1)        --         --
         9          2         --         (1)         1         (2)        --         --
        (3)       (27)        (2)        (5)        --         14          6         (6)
     -----      -----      -----      -----      -----      -----      -----      -----
      (116)      (295)       (17)       (35)       (24)       (53)         1        (11)
     1,514      1,809        203        238        340        393         41         52
     -----      -----      -----      -----      -----      -----      -----      -----
     1,398      1,514        186        203        316        340         42         41
     =====      =====      =====      =====      =====      =====      =====      =====

NOTE 7--Selected Per Unit Data+:
--------------------------------------------------------------------------------
The following table presents selected per accumulation unit income and capital changes (for an accumulation unit outstanding throughout each period) with respect to each Investment Division of Separate Account-I and Separate Account-II:

                                                                            SINGLE PREMIUM POLICIES
                                                      -------------------------------------------------------------------
                                                      SIX MONTHS
                                                        ENDED                     YEAR ENDED DECEMBER 31,
                                                       JUNE 30,    ------------------------------------------------------
COMMON STOCK INVESTMENT DIVISIONS                        1998       1997        1996        1995        1994        1993
                                                      -------------------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of period.....................    $50.50     $40.34      $32.81      $25.72      $25.73      $22.90
Net investment income (loss)........................     (0.34)     (0.24)      (0.12)         --        0.03        0.06
Net realized and unrealized gains (losses) on
  security transactions and realized capital gain
  distributions received (includes the effect of
  capital share transactions).......................      8.15      10.40        7.65        7.09       (0.04)       2.77
                                                        ------     ------      ------      ------      ------      ------
Unit value, end of period...........................    $58.31     $50.50      $40.34      $32.81      $25.72      $25.73
                                                        ======     ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of period.....................    $50.50     $40.34      $32.81      $25.72      $25.73      $22.90
Net investment income (loss)........................     (0.34)     (0.23)      (0.12)         --        0.03        0.07
Net realized and unrealized gains (losses) on
  security transactions and realized capital gain
  distributions received (includes the effect of
  capital share transactions).......................      8.15      10.39        7.65        7.09       (0.04)       2.76
                                                        ------     ------      ------      ------      ------      ------
Unit value, end of period...........................    $58.31     $50.50      $40.34      $32.81      $25.72      $25.73
                                                        ======     ======      ======      ======      ======      ======

                                                                           FLEXIBLE PREMIUM POLICIES
                                                      -------------------------------------------------------------------
                                                      SIX MONTHS
                                                        ENDED                     YEAR ENDED DECEMBER 31,
                                                       JUNE 30,    ------------------------------------------------------
                                                         1998       1997        1996        1995        1994        1993
                                                      -------------------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of period.....................    $47.08     $37.80      $30.90      $24.34      $24.48      $21.90
Net investment loss.................................     (0.44)     (0.44)      (0.29)      (0.14)      (0.09)      (0.06)
Net realized and unrealized gains (losses) on
  security transactions and realized capital gain
  distributions received (includes the effect of
  capital share transactions).......................      7.59       9.72        7.19        6.70       (0.05)       2.64
                                                        ------     ------      ------      ------      ------      ------
Unit value, end of period...........................    $54.23     $47.08      $37.80      $30.90      $24.34      $24.48
                                                        ======     ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of period.....................    $47.08     $37.80      $30.90      $24.34      $24.48      $21.90
Net investment loss.................................     (0.44)     (0.43)      (0.29)      (0.14)      (0.09)      (0.06)
Net realized and unrealized gains (losses) on
  security transactions and realized capital gain
  distributions received (includes the effect of
  capital share transactions).......................      7.59       9.71        7.19        6.70       (0.05)       2.64
                                                        ------     ------      ------      ------      ------      ------
Unit value, end of period...........................    $54.23     $47.08      $37.80      $30.90      $24.34      $24.48
                                                        ======     ======      ======      ======      ======      ======

+ Per unit data based on average monthly units outstanding during each period.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

-------------------------------------------------------------------------------------------------------------------------

                                                                            SINGLE PREMIUM POLICIES
                                                      -------------------------------------------------------------------
                                                      SIX MONTHS
                                                        ENDED                     YEAR ENDED DECEMBER 31,
                                                       JUNE 30,    ------------------------------------------------------
BOND INVESTMENT DIVISIONS                                1998       1997        1996        1995        1994        1993
                                                      -------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of period.....................    $31.03     $28.66      $28.44      $24.34      $25.51      $23.19
Net investment income (loss)........................     (0.20)      1.42        1.29        1.30        1.22        1.39
Net realized and unrealized gains (losses) on
  security transactions and realized capital gain
  distributions received (includes the effect of
  capital share transactions).......................      1.35       0.95       (1.07)       2.80       (2.39)       0.93
                                                        ------     ------      ------      ------      ------      ------
Unit value, end of period...........................    $32.18     $31.03      $28.66      $28.44      $24.34      $25.51
                                                        ======     ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of period.....................    $31.15     $28.76      $28.54      $24.43      $25.60      $23.28
Net investment income (loss)........................     (0.20)      1.42        1.30        1.31        1.19        1.44
Net realized and unrealized gains (losses) on
  security transactions and realized capital gain
  distributions received (includes the effect of
  capital share transactions).......................      1.35       0.97       (1.08)       2.80       (2.36)       0.88
                                                        ------     ------      ------      ------      ------      ------
Unit value, end of period...........................    $32.30     $31.15      $28.76      $28.54      $24.43      $25.60
                                                        ======     ======      ======      ======      ======      ======

                                                                           FLEXIBLE PREMIUM POLICIES
                                                      -------------------------------------------------------------------
                                                      SIX MONTHS
                                                        ENDED                     YEAR ENDED DECEMBER 31,
                                                       JUNE 30,    ------------------------------------------------------
                                                         1998       1997        1996        1995        1994        1993
                                                      -------------------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of period.....................    $28.93     $26.85      $26.78      $23.03      $24.26      $22.17
Net investment income (loss)........................     (0.26)      1.18        1.14        1.16        1.11        1.20
Net realized and unrealized gains (losses) on
  security transactions and realized capital gain
  distributions received (includes the effect of
  capital share transactions).......................      1.26       0.90       (1.07)       2.59       (2.34)       0.89
                                                        ------     ------      ------      ------      ------      ------
Unit value, end of period...........................    $29.93     $28.93      $26.85      $26.78      $23.03      $24.26
                                                        ======     ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of period.....................    $28.98     $26.89      $26.82      $23.07      $24.30      $22.20
Net investment income (loss)........................     (0.26)      1.20        1.13        1.15        1.10        1.13
Net realized and unrealized gains (losses) on
  security transactions and realized capital gain
  distributions received (includes the effect of
  capital share transactions).......................      1.26       0.89       (1.06)       2.60       (2.33)       0.97
                                                        ------     ------      ------      ------      ------      ------
Unit value, end of period...........................    $29.98     $28.98      $26.89      $26.82      $23.07      $24.30
                                                        ======     ======      ======      ======      ======      ======

+ Per unit data based on average monthly units outstanding during each period.

--------------------------------------------------------------------------------

                                                                            SINGLE PREMIUM POLICIES
                                                      -------------------------------------------------------------------
                                                      SIX MONTHS
                                                        ENDED                     YEAR ENDED DECEMBER 31,
                                                       JUNE 30,    ------------------------------------------------------
MONEY MARKET INVESTMENT DIVISIONS                        1998       1997        1996        1995        1994        1993
                                                      -------------------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of period.....................    $20.02     $19.26      $18.57      $17.81      $17.36      $17.07
Net investment income...............................      0.39       0.76        0.69        0.76        0.45        0.29
                                                        ------     ------      ------      ------      ------      ------
Unit value, end of period...........................    $20.41     $20.02      $19.26      $18.57      $17.81      $17.36
                                                        ======     ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of period.....................    $20.02     $19.26      $18.57      $17.81      $17.36      $17.07
Net investment income...............................      0.39       0.76        0.69        0.76        0.45        0.29
                                                        ------     ------      ------      ------      ------      ------
Unit value, end of period...........................    $20.41     $20.02      $19.26      $18.57      $17.81      $17.36
                                                        ======     ======      ======      ======      ======      ======

                                                                           FLEXIBLE PREMIUM POLICIES
                                                      -------------------------------------------------------------------
                                                      SIX MONTHS
                                                        ENDED                     YEAR ENDED DECEMBER 31,
                                                       JUNE 30,    ------------------------------------------------------
                                                         1998       1997        1996        1995        1994        1993
                                                      -------------------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of period.....................    $18.66     $18.05      $17.48      $16.85      $16.51      $16.32
Net investment income...............................      0.32       0.61        0.57        0.63        0.34        0.19
                                                        ------     ------      ------      ------      ------      ------
Unit value, end of period...........................    $18.98     $18.66      $18.05      $17.48      $16.85      $16.51
                                                        ======     ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of period.....................    $18.66     $18.05      $17.48      $16.85      $16.51      $16.32
Net investment income...............................      0.31       0.61        0.57        0.63        0.34        0.19
Net realized and unrealized gains on security
  transactions and realized capital gain
  distributions received (includes the effect of
  capital share transactions).......................      0.01         --          --          --          --          --
                                                        ------     ------      ------      ------      ------      ------
Unit value, end of period...........................    $18.98     $18.66      $18.05      $17.48      $16.85      $16.51
                                                        ======     ======      ======      ======      ======      ======

+ Per unit data based on average monthly units outstanding during each period.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES


                      (THIS PAGE INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------
To Policyowners:

The assets of NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II, NYLIAC Variable Annuity Separate Account-III (formerly NYLIAC LifeStages(SM) Separate Account), NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, NYLIAC Variable Universal Life Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-II and New York Life Insurance and Annuity Corporation VLI Separate Account are invested in shares of MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.). In addition, the assets of NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II, NYLIAC Variable Annuity Separate Account-III, NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, and NYLIAC Variable Universal Life Separate Account-I may be invested in the Calvert Variable Series Inc. (formerly "Acacia Capital Corporation"), the Alger American Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, the Janus Aspen Series, the Morgan Stanley Universal Funds Inc., the MFS Variable Insurance Trust, the T. Rowe Price Equity Series, Inc. and the Van Eck Worldwide Insurance Trust which are not affiliated with MainStay VP Series Fund, Inc. or NYLIAC and any of its subsidiaries.

At the Annual Meeting of the Board of Directors of the Fund held on November 11, 1997, executive officers of the Fund were elected. On May 20, 1998, a dividend distribution was paid to NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II, NYLIAC Variable Annuity Separate Account-III, NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, NYLIAC Variable Universal Life Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-II and New York Life Insurance and Annuity Corporation VLI Separate Account as the sole shareholders of record of MainStay VP Series Fund, Inc.

The financial information included herein as of June 30, 1998, and for the period then ended, is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

/s/ RICHARD M. KERNAN JR.
Chairman of the Board
and Chief Executive Officer
MAINSTAY VP SERIES FUND, INC.

                                                   MAINSTAY VP SERIES FUND, INC.


CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)


SHORT-TERM
INVESTMENTS (100.3%)+
                                     PRINCIPAL     AMORTIZED
                                      AMOUNT          COST
                                    -------------------------
ASSET-BACKED SECURITY (1.2%)
Green Tree Financial Corp.
 Series 98-2 Class A1
 5.67%, due 4/1/99 (c)............  $2,374,817   $  2,374,817
                                                 ------------
BANK NOTE (1.4%)
Morgan Guaranty Trust Co.
 5.93%, due 8/31/98 (c)...........   2,600,000      2,600,751
                                                 ------------
CERTIFICATES OF DEPOSIT (2.6%)
Bayerische Landesbank Girozentrale
 5.53%, due 3/23/99 (b)(c)........   3,000,000      2,998,308
Bayerische Vereinsbank AG
 5.81%, due 9/4/98 (b)(c).........   2,000,000      2,000,000
                                                 ------------
                                                    4,998,308
                                                 ------------
COMMERCIAL PAPER (88.2%)
Abbey National North America
 5.52%, due 7/2/98................   3,500,000      3,499,463
American General Corp.
 5.51%, due 8/25/98...............   4,000,000      3,966,328
Banca CRT Financial Corp.
 5.54%, due 9/1/98................   4,000,000      3,961,836
 5.55%, due 8/28/98...............   4,150,000      4,112,892
Banco Bradesco S.A., Grand Cayman
 Series A
 5.54%, due 11/19/98..............   5,315,000      5,199,673
Banco Santander Puerto Rico
 5.50%, due 7/13/98...............   1,575,000      1,572,112
 5.62%, due 7/27/98...............   2,195,000      2,186,091
BankAmerica Corp.
 5.33%, due 10/5/98...............   2,500,000      2,464,467
BIL North America Inc.
 5.55%, due 7/10/98...............   4,000,000      3,994,450
BTR Dunlop Finance Inc.
 5.40%, due 7/8/98 (a)............   4,000,000      3,995,800
Caisse Centrale des Banques
 Populaires International Inc.
 5.52%, due 8/18/98 (a)...........   3,500,000      3,474,240
Caisse Centrale Desjardins du
 Quebec
 5.49%, due 7/8/98................   3,000,000      2,996,797
Credit Suisse First Boston
 5.51%, due 9/10/98 (a)...........   3,480,000      3,442,183
Deutsche Bank Financial Inc.
 5.49%, due 7/6/98................   3,500,000      3,497,331
Ford Motor Credit Co.
 5.53%, due 7/10/98...............   4,580,000      4,573,668
 5.57%, due 7/10/98...............   2,400,000      2,396,658
Formosa Plastics Corp. U.S.A.
 5.55%, due 7/6/98................   3,000,000      2,997,687
 5.58%, due 7/8/98................   4,850,000      4,844,738
Franklin Resources Inc.
 5.48%, due 7/6/98 (a)............   3,000,000      2,997,717

                                    PRINCIPAL       AMORTIZED
                                      AMOUNT           COST
                                    --------------------------
COMMERCIAL PAPER (Continued)
General Electric Capital Corp.
 5.36%, due 7/28/98...............  $2,000,000   $  1,991,960
 5.41%, due 10/15/98..............   2,450,000      2,410,973
 5.50%, due 10/21/98..............   3,000,000      2,948,667
Goldman Sachs Group L.P. (The)
 5.53%, due 8/26/98...............   4,000,000      3,965,591
ING America Insurance Holdings
 Inc.
 5.54%, due 7/21/98...............   4,000,000      3,987,689
KFW International Finance Inc.
 5.53%, due 7/15/98...............   4,120,000      4,111,140
 5.65%, due 7/13/98...............   4,000,000      3,992,467
Lloyds Bank PLC
 5.50%, due 8/26/98...............   3,500,000      3,470,055
Merrill Lynch & Co. Inc.
 5.50%, due 10/30/98..............   4,000,000      3,926,056
Minmetals Capital & Securities
 Inc.
 5.39%, due 8/24/98...............   5,000,000      4,959,575
Morgan Stanley, Dean Witter,
 Discover & Co.
 5.54%, due 7/17/98...............   4,000,000      3,990,151
 5.61%, due 7/28/98 (b)(c)........   3,000,000      3,000,000
National Rural Utilities
 Cooperative Finance Corp.
 5.53%, due 7/30/98...............   4,900,000      4,878,172
Pemex Capital Inc.
 5.53%, due 7/17/98...............   3,500,000      3,491,398
Prudential Finance (Jersey) Ltd.
 5.49%, due 7/7/98................   3,500,000      3,496,797
 5.54%, due 7/6/98................   4,050,000      4,046,884
Prudential Funding Corp.
 5.51%, due 9/4/98................   4,000,000      3,960,206
 5.52%, due 11/16/98..............   4,000,000      3,915,360
Salomon Smith Barney Holdings Inc.
 5.53%, due 8/12/98...............   3,825,000      3,800,322
 5.54%, due 8/7/98................   2,135,000      2,122,843
San Paolo U.S. Financial Co.
 5.37%, due 7/21/98...............   1,900,000      1,894,332
 6.20%, due 7/1/98................   6,295,000      6,295,000
Songs Fuel Co.
 5.40%, due 8/10/98...............   4,152,000      4,127,088
Svenska Handelsbanken Inc.
 5.48%, due 7/9/98................   3,400,000      3,395,859
 5.49%, due 7/14/98...............   3,500,000      3,493,061
Transportadora de Gas del Sur S.A.
 5.50%, due 7/21/98...............   2,000,000      1,993,889
 5.60%, due 9/24/98...............   1,500,000      1,480,167
UNIfunding Inc.
 5.50%, due 8/4/98................   4,000,000      3,979,222
Wood Street Funding Corp.
 5.55%, due 9/17/98 (a)...........   2,400,000      2,371,140
                                                 ------------
                                                  167,670,195
                                                 ------------
CORPORATE NOTE (0.8%)
American General Finance Corp.
 8.50%, due 8/15/98 (c)...........   1,500,000      1,504,580
                                                 ------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       33

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1998 (Unaudited)

SHORT-TERM
INVESTMENTS (CONTINUED)
                                    PRINCIPAL      AMORTIZED
                                      AMOUNT          COST
                                    -------------------------
MEDIUM-TERM NOTES (6.1%)
Goldman Sachs Group L.P. (The)
 5.69%, due 3/26/99 (a)(b)(c).....  $2,500,000   $  2,500,000
International Business Machines
 Corp.
 5.52%, due 4/1/99 (b)(c).........   3,000,000      2,998,446
Merrill Lynch & Co. Inc. Series B
 5.67%, due 3/17/99 (b)(c)........   3,600,000      3,601,300
New England Education Loan
 Marketing Corp.
 5.86%, due 7/17/98 (b)(c)........   2,500,000      2,500,140
                                                 ------------
                                                   11,599,886
                                                 ------------
Total Short-Term Investments
 (Amortized Cost $190,748,537)
 (d)..............................       100.3%   190,748,537
Liabilities in Excess of
 Cash and Other Assets............        (0.3)      (599,519)
                                    ----------   ------------
Net Assets........................       100.0%  $190,149,018
                                    ==========   ============

------------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at June 30, 1998.
(c) Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.

The table below sets forth the diversification of Cash
Management Portfolio investments by industry.

INDUSTRY
DIVERSIFICATION

                               AMORTIZED
                                  COST        PERCENT +
                              -------------------------
Banks #.....................  $ 88,401,246       46.5%
Brokerage...................    35,009,870       18.4
Computers & Office
  Equipment.................     2,998,446        1.6
Conglomerates...............     4,402,933        2.3
Consumer Financial
  Services..................     6,970,326        3.6
Finance.....................    33,631,622       17.7
Insurance...................     7,954,017        4.2
Real Estate.................     2,374,817        1.2
Utilities...................     4,878,172        2.6
Utilities-Gas...............     4,127,088        2.2
                               -----------    --------
                               190,748,537      100.3
Liabilities in Excess of
  Cash and Other Assets.....      (599,519)      (0.3)
                               -----------    --------
Net Assets..................  $190,149,018      100.0%
                              ============    ========


------------
+ Percentages indicated are based on Portfolio net assets.
# The Portfolio will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1998 (Unaudited)

ASSETS:
Investment in securities, at value
  (amortized cost $190,748,537)..........   $190,748,537
Cash.....................................          3,316
Interest receivable......................        315,780
                                            ------------
        Total assets.....................    191,067,633
                                            ------------
LIABILITIES:
Payables:
  Adviser................................         35,851
  Administrator..........................         28,681
  Custodian..............................          6,740
  Directors..............................             37
Accrued expenses.........................         64,377
Dividend payable.........................        782,929
                                            ------------
        Total liabilities................        918,615
                                            ------------
Net assets applicable to outstanding
  shares.................................   $190,149,018
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 600 million shares authorized...   $  1,901,503
Additional paid-in capital...............    188,247,369
Accumulated undistributed net realized
  gain on investments....................            146
                                            ------------
Net assets applicable to outstanding
  shares.................................   $190,149,018
                                            ============
Shares of capital stock outstanding......    190,150,293
                                            ============
Net asset value per share outstanding....   $       1.00
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1998 (Unaudited)

INVESTMENT INCOME:
Income:
  Interest...............................   $  4,266,767
                                            ------------
Expenses:
  Advisory...............................        187,538
  Administration.........................        150,030
  Shareholder communication..............         26,265
  Professional...........................         18,108
  Custodian..............................          9,602
  Directors..............................          4,646
  Miscellaneous..........................          7,345
                                            ------------
        Total expenses...................        403,534
                                            ------------
Net investment income....................      3,863,233
                                            ------------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments.........            663
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  3,863,896
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       35

CASH MANAGEMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1998 (Unaudited) and the year ended December 31, 1997

                                                                  1998            1997
                                                              -----------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   3,863,233   $   6,478,968
  Net realized gain on investments..........................            663           1,549
                                                              -------------   -------------
  Net increase in net assets resulting from operations......      3,863,896       6,480,517
                                                              -------------   -------------
Dividends to shareholders:
  From net investment income................................     (3,863,233)     (6,478,968)
                                                              -------------   -------------
Capital share transactions:
  Net proceeds from sale of shares..........................    230,735,537     285,479,612
  Net asset value of shares issued to shareholders in
    reinvestment of dividends...............................      3,715,104       6,345,913
                                                              -------------   -------------
                                                                234,450,641     291,825,525
  Cost of shares redeemed...................................   (185,083,796)   (269,392,486)
                                                              -------------   -------------
  Increase in net assets derived from capital share
    transactions............................................     49,366,845      22,433,039
                                                              -------------   -------------
Net increase in net assets..................................     49,367,508      22,434,588
NET ASSETS:
Beginning of period.........................................    140,781,510     118,346,922
                                                              -------------   -------------
End of period...............................................  $ 190,149,018   $ 140,781,510
                                                              =============   =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                              JANUARY 29,
                                   SIX MONTHS                                                                  1993 (a)
                                     ENDED                                                                      THROUGH
                                    JUNE 30,                      YEAR ENDED DECEMBER 31                     DECEMBER 31,
                                     1998*           1997           1996           1995           1994           1993
                                  ---------------------------------------------------------------------------------------
Net asset value at beginning of
  period.......................   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                  ------------   ------------   ------------   ------------   ------------   ------------
Net investment income..........           0.05           0.05           0.05           0.05           0.04           0.02
                                  ------------   ------------   ------------   ------------   ------------   ------------
Less dividends:
  From net investment income...          (0.05)         (0.05)         (0.05)         (0.05)         (0.04)         (0.02)
                                  ------------   ------------   ------------   ------------   ------------   ------------
Net asset value at end of
  period.......................   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                  ============   ============   ============   ============   ============   ============
Total investment return (b)....           2.58%          5.25%          4.95%          5.59%          3.82%          2.40%
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income........           5.15%+         5.13%          4.92%          5.44%          3.97%          2.65%+
  Net expenses.................           0.54%+         0.54%          0.62%          0.62%          0.62%          0.62%+
  Expenses (before
    reimbursement).............           0.54%+         0.54%          0.64%          0.94%          0.89%          1.10%+
Net assets at end of period
  (in 000's)...................   $    190,149   $    140,782   $    118,347   $     87,839   $     71,116   $     26,733

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)


LONG-TERM BONDS (96.2%)+
CORPORATE BONDS (50.6%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
AUTO PARTS/EQUIPMENT (2.1%)
Borg-Warner Automotive, Inc.
 7.00%, due 11/1/06..............  $ 5,000,000   $  5,212,500
                                                 ------------
BANKS (6.7%)
BankAmerica Corp.
 7.75%, due 7/15/02..............    4,000,000      4,240,000
First Union Capital Corp.
 7.935%, due 1/15/27.............    5,000,000      5,400,000
Golden West Financial Corp.
 10.25%, due 12/1/00.............    1,000,000      1,093,750
Republic New York Corp.
 7.75%, due 5/15/09..............    5,000,000      5,568,750
                                                 ------------
                                                   16,302,500
                                                 ------------
CHEMICALS (1.2%)
Praxair, Inc.
 6.15%, due 4/15/03..............    3,000,000      2,992,500
                                                 ------------
CONGLOMERATES--DIVERSIFIED (0.8%)
Harcourt General, Inc.
 9.50%, due 3/15/00..............    2,000,000      2,110,000
                                                 ------------
DIVERSIFIED UTILITIES (3.3%)
Niagara Mohawk Power Corp.
 7.125%, due 7/1/01..............    5,000,000      5,012,500
Public Service Co. of Colorado
 6.00%, due 1/1/01...............    3,000,000      3,011,250
                                                 ------------
                                                    8,023,750
                                                 ------------
ELECTRIC UTILITIES (2.2%)
Cleveland Electric Illuminating
 Co.
 7.88%, due 11/1/17..............    5,000,000      5,412,500
                                                 ------------
ELECTRONICS (3.7%)
Raytheon Co.
 5.95%, due 3/15/01..............    5,000,000      4,993,750
 6.75%, due 3/15/18..............    4,000,000      4,100,000
                                                 ------------
                                                    9,093,750
                                                 ------------
FINANCE (11.3%)
Chrysler Financial Corp.
 5.875%, due 2/7/01..............    5,000,000      4,993,750
Fleet Financial Group
 6.875%, due 1/15/28.............    6,000,000      6,187,500
General Motors Acceptance Corp.
 5.625%, due 2/15/01.............    6,000,000      5,962,500
Mellon Financial Co.
 7.625%, due 11/15/99............    3,000,000      3,068,610
Norwest Financial, Inc.
 6.85%, due 7/15/09..............    7,000,000      7,332,500
                                                 ------------
                                                   27,544,860
                                                 ------------

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
GAS UTILITIES (3.3%)
KN Energy, Inc.
 6.45%, due 3/1/03...............  $ 5,000,000   $  5,037,500
Williams Companies, Inc.
 6.125%, due 2/1/01..............    3,000,000      3,003,750
                                                 ------------
                                                    8,041,250
                                                 ------------
OIL & GAS (1.8%)
Oryx Energy Co.
 9.50%, due 11/1/99..............    4,235,000      4,388,519
                                                 ------------
PAPER PRODUCTS (3.0%)
Champion International Corp.
 7.15%, due 12/15/27.............    2,500,000      2,537,500
 9.875%, due 6/1/00..............    4,500,000      4,809,375
                                                 ------------
                                                    7,346,875
                                                 ------------
POLLUTION CONTROL (1.7%)
USA Waste Services, Inc.
 7.00%, due 10/1/04..............    4,000,000      4,155,000
                                                 ------------
RAILROADS (2.4%)
Norfolk Southern Corp.
 7.80%, due 5/15/27..............    5,000,000      5,787,500
                                                 ------------
RETAIL STORES (7.1%)
Penney (J.C.) Co., Inc.
 6.95%, due 4/1/00...............    5,000,000      5,087,500
Price/Costco, Inc.
 7.125%, due 6/15/05.............    5,000,000      5,300,000
Sears Roebuck & Co.
 8.45%, due 11/1/98 (a)..........    7,000,000      7,052,640
                                                 ------------
                                                   17,440,140
                                                 ------------
Total Corporate Bonds (Cost
 $119,462,209)...................                 123,851,644
                                                 ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (40.5%)

FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (12.2%)
 6.00%, due 12/1/27..............    3,934,008      3,829,512
 6.50%, due 11/1/09..............    6,440,339      6,510,783
 7.00%, due 2/1/27...............    9,663,379      9,814,370
 8.00%, due 5/1/25...............    9,373,938      9,745,971
                                                 ------------
                                                   29,900,636
                                                 ------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       37

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1998 (Unaudited)

U.S. GOVERNMENT &
FEDERAL AGENCIES (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION I (MORTGAGE
 PASS-THROUGH SECURITY) (1.5%)
 9.00%, due 4/15/26..............  $ 3,342,590   $  3,590,153
                                                 ------------
UNITED STATES TREASURY BONDS
 (6.3%)
 6.125%, due 11/15/27............   10,000,000     10,715,100
 7.125%, due 2/15/23.............    4,000,000      4,728,640
                                                 ------------
                                                   15,443,740
                                                 ------------
UNITED STATES TREASURY NOTES
 (20.5%)
 5.375%, due 1/31/00.............    5,000,000      4,988,100
 5.50%, due 3/31 - 5/31/03.......   19,000,000     18,980,590
 5.625%, due 5/15/08.............    5,000,000      5,066,400
 6.125%, due 8/15/07.............    5,000,000      5,200,100
 6.50%, due 8/15/05..............   15,000,000     15,818,250
                                                 ------------
                                                   50,053,440
                                                 ------------
Total U.S. Government & Federal
 Agencies (Cost $97,348,986).....                  98,987,969
                                                 ------------
YANKEE BONDS (5.1%)

BANKS (0.8%)
Banco Nacional de Comercio
 Exterior
 7.50%, due 7/1/00...............    2,000,000      1,995,000
                                                 ------------
COMMERCIAL PRINTING (2.2%)
Quebecor Printing Capital Corp.
 7.25%, due 1/15/07..............    5,000,000      5,243,750
                                                 ------------
CRUDE PETROLEUM & NATURAL GAS
 (2.1%)
Gulf Canada Resources Ltd.
 9.00%, due 8/15/99..............    5,000,000      5,137,500
                                                 ------------
Total Yankee Bonds (Cost
 $12,103,601)....................                  12,376,250
                                                 ------------
Total Long-Term Bonds (Cost
 $228,914,796)...................                 235,215,863
                                                 ------------

SHORT-TERM INVESTMENTS (2.6%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
COMMERCIAL PAPER (2.6%)
Associates Corp. of North America
 5.50%, due on demand (b)........  $ 5,565,000   $  5,565,000
Principal Mutual Life
 5.850%, due 7/7/98..............      765,000        764,254
                                                 ------------
Total Commercial Paper (Cost
 $6,329,254).....................                   6,329,254
                                                 ------------
FEDERAL AGENCY (0.0%) (c)
Federal National Mortgage
 Association Discount
 5.50%, due 7/20/98..............       52,000         51,849
                                                 ------------
Total Federal Agency (Cost
 $51,849)........................                      51,849
                                                 ------------
Total Short-Term Investments
 (Cost $6,381,103)...............                   6,381,103
                                                 ------------
Total Investments (Cost
 $235,295,899) (d)...............         98.8%   241,596,966(e)
Cash and Other Assets, Less
 Liabilities.....................          1.2      2,835,631
                                    ----------     ----------
Net Assets.......................        100.0%  $244,432,597
                                    ===========  ============

------------
(a)  Long-term security maturing within the subsequent twelve month period.
(b)  Adjustable rate. Rate shown is the rate in effect at June 30, 1998.
(c)  Less than one tenth of a percent.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.
(e) At June 30, 1998 net unrealized appreciation was $6,301,067, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $6,359,490 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $58,423.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1998 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $235,295,899).........   $241,596,966
Cash.....................................          2,788
Receivables:
  Investment securities sold.............     29,749,078
  Interest...............................      3,834,484
  Fund shares sold.......................        352,991
                                            ------------
        Total assets.....................    275,536,307
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........     30,697,468
  Adviser................................        148,639
  Fund shares redeemed...................        124,526
  Administrator..........................         39,882
  Directors..............................             68
Accrued expenses.........................         93,127
                                            ------------
        Total liabilities................     31,103,710
                                            ------------
Net assets applicable to outstanding
  shares.................................   $244,432,597
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $    178,218
Additional paid-in capital...............    226,843,558
Accumulated undistributed net investment
  income.................................      7,132,900
Accumulated undistributed net realized
  gain on investments....................      3,976,854
Net unrealized appreciation on
  investments............................      6,301,067
                                            ------------
Net assets applicable to outstanding
  shares.................................   $244,432,597
                                            ============
Shares of capital stock outstanding......     17,821,774
                                            ============
Net asset value per share outstanding....   $      13.72
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1998 (Unaudited)

INVESTMENT INCOME:
Income:
  Interest...............................   $  7,742,148
                                            ------------
Expenses:
  Advisory...............................        292,210
  Administration.........................        233,768
  Shareholder communication..............         42,945
  Professional...........................         22,281
  Directors..............................          7,219
  Portfolio pricing......................          3,059
  Miscellaneous..........................          7,766
                                            ------------
        Total expenses...................        609,248
                                            ------------
Net investment income....................      7,132,900
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain on investments.........      3,976,854
Net change in unrealized appreciation on
  investments............................     (1,071,759)
                                            ------------
Net realized and unrealized gain on
  investments............................      2,905,095
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 10,037,995
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       39

BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1998 (Unaudited) and the year ended December 31, 1997

                                                                  1998           1997
                                                              ---------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $  7,132,900   $ 14,358,879
  Net realized gain on investments..........................     3,976,854      2,351,172
  Net change in unrealized appreciation on investments......    (1,071,759)     3,848,534
                                                              ------------   ------------
  Net increase in net assets resulting from operations......    10,037,995     20,558,585
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income................................            --    (14,330,709)
  From net realized gain on investments.....................            --       (640,312)
                                                              ------------   ------------
    Total dividends and distributions to shareholders.......            --    (14,971,021)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................    24,599,643     21,412,921
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............            --     14,971,021
                                                              ------------   ------------
                                                                24,599,643     36,383,942
  Cost of shares redeemed...................................   (19,154,078)   (39,397,355)
                                                              ------------   ------------
  Increase (decrease) in net assets derived from capital
    share transactions......................................     5,445,565     (3,013,413)
                                                              ------------   ------------
Net increase in net assets..................................    15,483,560      2,574,151
NET ASSETS:
Beginning of period.........................................   228,949,037    226,374,886
                                                              ------------   ------------
End of period...............................................  $244,432,597   $228,949,037
                                                              ============   ============
Accumulated undistributed net investment income at end of
  period....................................................  $  7,132,900   $         --
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                 SIX MONTHS
                                   ENDED
                                  JUNE 30,                              YEAR ENDED DECEMBER 31
                                   1998*           1997           1996           1995           1994           1993
                                ---------------------------------------------------------------------------------------
Net asset value at beginning
  of period...................  $      13.14   $      12.83   $      13.42   $      12.09   $      13.43   $      12.91
                                ------------   ------------   ------------   ------------   ------------   ------------
Net investment income.........          0.40           0.88           0.87           0.88           0.88           0.95
Net realized and unrealized
  gain (loss) on
  investments.................          0.18           0.35          (0.59)          1.33          (1.34)          0.53
                                ------------   ------------   ------------   ------------   ------------   ------------
Total from investment
  operations..................          0.58           1.23           0.28           2.21          (0.46)          1.48
                                ------------   ------------   ------------   ------------   ------------   ------------
Less dividends and
  distributions:
  From net investment
    income....................            --          (0.88)         (0.87)         (0.88)         (0.88)         (0.96)
  From net realized gain
    on investments............            --          (0.04)            --             --             --             --
                                ------------   ------------   ------------   ------------   ------------   ------------
Total dividends and
  distributions...............            --          (0.92)         (0.87)         (0.88)         (0.88)         (0.96)
                                ------------   ------------   ------------   ------------   ------------   ------------
Net asset value at end of
  period......................  $      13.72   $      13.14   $      12.83   $      13.42   $      12.09   $      13.43
                                ============   ============   ============   ============   ============   ============
Total investment return (a)...          4.35%          9.65%          2.05%         18.31%         (3.39%)        11.40%
Ratios (to average net
  assets)/ Supplemental Data:
  Net investment income.......          6.10%+         6.42%          6.31%          6.55%          6.53%          6.79%
  Net expenses................          0.52%+         0.50%          0.58%          0.62%          0.62%#         0.27%#
  Expenses (before
    reimbursement)............          0.52%+         0.50%          0.58%          0.91%          0.67%#         0.27%#
Portfolio turnover rate.......           125%           187%           103%            81%            88%            41%
Net assets at end of period
  (in 000's)..................  $    244,433   $    228,949   $    226,375   $    235,030   $    206,686   $    228,683

------------
(a)  Total return is not annualized.
 # At the MainStay VP Series Fund, Inc.'s shareholders meeting on December 14, 1993, the shareholders voted to have the Bond Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)


COMMON STOCKS (95.4%)+
                                     SHARES         VALUE
                                   --------------------------
ADVERTISING (0.6%)
Young & Rubicam Inc. (a).........      175,000   $  5,600,000
                                                 ------------
AEROSPACE/DEFENSE (1.5%)
Coltec Industries Inc. (a).......      200,000      3,975,000
Raytheon Co. Class A.............      175,000     10,084,375
                                                 ------------
                                                   14,059,375
                                                 ------------
BANKS (8.6%)
Bank of New York Co., Inc.
 (The)...........................      150,000      9,103,125
BankBoston Corp. ................      200,000     11,125,000
Chase Manhattan Bank (The).......      140,000     10,570,000
First Union Corp. ...............      150,000      8,737,500
Fleet Financial Group, Inc. .....       96,300      8,041,050
NationsBank Corp. ...............      160,000     12,240,000
Norwest Corp. ...................      250,000      9,343,750
Republic New York Corp. .........      150,000      9,440,625
                                                 ------------
                                                   78,601,050
                                                 ------------
BUSINESS SERVICES (3.1%)
Ceridian Corp. (a)...............      140,000      8,225,000
Comdisco Inc. ...................      600,000     11,400,000
Keane, Inc. (a)..................      150,000      8,400,000
MicroStrategy Inc. (a)...........       10,000        282,500
                                                 ------------
                                                   28,307,500
                                                 ------------
CAPITAL GOODS (0.3%)
Checkpoint Systems, Inc. (a).....      214,400      3,028,400
                                                 ------------
CHEMICALS (1.1%)
Monsanto Co. ....................      175,000      9,778,125
                                                 ------------
COMMERCIAL SERVICES (3.7%)
Cendant Corp. (a)................      300,000      6,262,500
Equifax Inc. ....................      190,000      6,899,375
Service Corp. International......      250,000     10,718,750
ServiceMaster Co. (The)..........      250,000      9,515,625
                                                 ------------
                                                   33,396,250
                                                 ------------
COMMUNICATIONS (2.3%)
Lucent Technologies Inc. ........      140,000     11,646,250
Tellabs Inc. (a).................      125,000      8,953,125
                                                 ------------
                                                   20,599,375
                                                 ------------
COMPUTERS & BUSINESS EQUIPMENT
 (8.4%)
Ascend Communications, Inc.
 (a).............................      150,000      7,434,375
Cisco Systems, Inc. (a)..........      150,000     13,809,375
Compuware Corp. (a)..............      200,000     10,225,000
Dell Computer Corp. (a)..........      100,000      9,281,250
EMC Corp. (a)....................      200,000      8,962,500
Fiserv, Inc. (a).................      232,500      9,873,996

                                     SHARES         VALUE
                                   --------------------------

COMPUTERS & BUSINESS EQUIPMENT
 (Continued)
Network Associates, Inc. (a).....      117,000   $  5,601,375
SunGard Data Systems Inc. (a)....      300,000     11,512,500
                                                 ------------
                                                   76,700,371
                                                 ------------
CONGLOMERATES (1.4%)
Tyco International Ltd. .........      200,000     12,600,000
                                                 ------------
DRUGS (8.7%)
American Home Products Corp. ....      200,000     10,350,000
Bristol-Myers Squibb Co. ........       95,000     10,919,063
Elan Corp. PLC ADR (a)(b)........      146,900      9,447,506
Genzyme Corp. (a)................      125,000      3,195,312
Glaxo Wellcome PLC ADR (b).......      100,000      5,981,250
Johnson & Johnson................      120,000      8,850,000
Lilly (Eli) & Co. ...............      160,000     10,570,000
SmithKline Beecham PLC ADR (b)...      157,300      9,516,650
Warner-Lambert Co. ..............      150,000     10,406,250
                                                 ------------
                                                   79,236,031
                                                 ------------
ELECTRICAL (2.0%)
General Electric Co. ............      200,000     18,200,000
                                                 ------------
FINANCE (4.5%)
American Express Co. ............       90,000     10,260,000
American General Corp. ..........      120,000      8,542,500
Associates First Capital Corp.
 Class A.........................       39,312      3,022,110
Fannie Mae.......................      160,000      9,720,000
Freddie Mac......................      200,000      9,412,500
                                                 ------------
                                                   40,957,110
                                                 ------------
FOODS (3.7%)
Aurora Foods Inc. (a)............      238,000      5,027,750
Bestfoods........................      160,000      9,290,000
Hershey Foods Corp. .............      126,700      8,742,300
International Home Foods, Inc.
 (a).............................      196,800      4,477,200
Sara Lee Corp. ..................      360,000      6,544,688
                                                 ------------
                                                   34,081,938
                                                 ------------
HOSPITAL & MEDICAL SERVICES
 (3.4%)
Cardinal Health, Inc. ...........      100,000      9,375,000
McKesson Corp. ..................      123,500     10,034,375
Medtronic, Inc. .................      175,000     11,156,250
                                                 ------------
                                                   30,565,625
                                                 ------------
HOUSEHOLD PRODUCTS (3.0%)
Gillette Co. (The)...............      150,000      8,503,125
Newell Co. ......................      195,000      9,713,437
Procter & Gamble Co. (The).......      100,000      9,106,250
                                                 ------------
                                                   27,322,812
                                                 ------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       41

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1998 (Unaudited)

COMMON STOCKS (CONTINUED)
                                     SHARES         VALUE
                                   --------------------------
INSURANCE--PROPERTY & CASUALTY
 (4.9%)
Allstate Corp. (The).............      100,000   $  9,156,250
Conseco, Inc. ...................      175,000      8,181,250
EXEL Ltd. .......................      119,600      9,306,375
Provident Cos., Inc..............      260,000      8,970,000
Travelers Group Inc. ............      154,500      9,366,563
                                                 ------------
                                                   44,980,438
                                                 ------------
INTERNET SOFTWARE (2.1%)
America Online, Inc. (a).........      125,000     13,250,000
EarthLink Network, Inc. (a)......       80,000      6,140,000
                                                 ------------
                                                   19,390,000
                                                 ------------
LEISURE/AMUSEMENT (0.9%)
Premier Parks Inc. ..............      129,600      8,586,000
                                                 ------------
LODGING & RESTAURANTS (1.1%)
Sodexho Marriott Services Inc.
 (a).............................       27,500        797,500
SYSCO Corp. .....................      360,000      9,225,000
                                                 ------------
                                                   10,022,500
                                                 ------------
MANUFACTURING (0.9%)
Dana Corp. ......................      148,000      7,918,000
                                                 ------------
MEDIA & INFORMATION SERVICES
 (7.6%)
Capstar Broadcasting Corp. Class
 A (a)...........................      375,000      9,421,875
CBS Corp. (a)....................      280,000      8,890,000
Clear Channel Communications,
 Inc. (a)........................       75,000      8,184,375
Comcast Corp. Special Class A....      300,000     12,178,140
MediaOne Group Inc. (a)..........      230,000     10,105,625
News Corp. Ltd. (The) ADR (b)....      310,000      9,958,750
Viacom Inc. Class B (a)..........      180,000     10,485,000
                                                 ------------
                                                   69,223,765
                                                 ------------
MEDICAL (0.7%)
Centocor, Inc. (a)...............      171,100      6,202,375
                                                 ------------
METALS (0.2%)
Ispat International NV-NY (a)....      120,000      2,250,000
                                                 ------------
NETWORKING PRODUCTS (0.6%)
Xylan Corp. (a)..................      175,000      5,217,187
                                                 ------------
OIL & ENERGY
 SERVICES (5.2%)
Burlington Resources Inc. .......      140,000      6,028,750
Enron Corp. .....................       85,000      4,595,313

                                     SHARES         VALUE
                                   --------------------------
OIL & ENERGY
 SERVICES (Continued)
Halliburton Co. .................      200,000   $  8,912,500
Mobil Corp. .....................       80,000      6,130,000
Schlumberger Ltd. ...............      100,000      6,831,250
Texaco Inc. .....................      133,100      7,944,406
USX-Marathon Group...............      200,000      6,862,500
XCL Ltd. (a).....................       10,786         41,796
                                                 ------------
                                                   47,346,515
                                                 ------------
PAPER & FOREST PRODUCTS (1.6%)
Boise Cascade Corp. .............      175,000      5,731,250
Fort James Corp. ................      204,800      9,113,600
                                                 ------------
                                                   14,844,850
                                                 ------------
REAL ESTATE (1.9%)
Chelsea GCA Realty, Inc. ........       96,300      3,852,000
First Industrial Realty Trust,
 Inc. ...........................      175,000      5,556,250
Healthcare Realty Trust, Inc. ...      125,000      3,406,250
Liberty Property Trust...........      166,500      4,256,156
                                                 ------------
                                                   17,070,656
                                                 ------------
RETAIL TRADE & MERCHANDISING
 (4.9%)
American Stores Co. .............      302,000      7,304,625
Costco Cos., Inc. (a)............      200,000     12,612,500
Kroger Co. (The) (a).............      270,000     11,576,250
Smart & Final Inc. ..............      163,000      2,791,375
Wal-Mart Stores, Inc. ...........      170,000     10,327,500
                                                 ------------
                                                   44,612,250
                                                 ------------
SCHOOLS (0.5%)
Sylvan Learning Systems, Inc.
 (a).............................      150,000      4,912,500
                                                 ------------
TELECOMMUNICATIONS (2.1%)
Bell Atlantic Corp. .............      200,000      9,125,000
Teleport Communications Group
 Inc. Class A (a)................      184,500     10,009,125
US West Communications Group.....        6,281        295,221
                                                 ------------
                                                   19,429,346
                                                 ------------
TRANSPORTATION (1.1%)
Carnival Corp. ..................      250,000      9,906,250
                                                 ------------
UTILITIES--ELECTRIC (0.7%)
CMS Energy Corp. ................      135,000      5,940,000
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.


COMMON STOCKS (CONTINUED)
                                     SHARES         VALUE
                                   --------------------------
UTILITIES--TELEPHONE (2.1%)
Ameritech Corp...................      206,000   $  9,244,250
WorldCom, Inc. (a)...............      205,000      9,929,688
                                                 ------------
                                                   19,173,938
                                                 ------------
Total Common Stocks
 (Cost $638,663,085).............                 870,060,532
                                                 ------------
SHORT-TERM
INVESTMENTS (5.6%)
                                    PRINCIPAL
                                     AMOUNT
                                   -----------
COMMERCIAL PAPER (5.6%)
Associates Corp. of North America
 5.50%, due on demand (c)........  $13,010,000     13,010,000
Du Pont (E.I.) De Nemours & Co.
 Inc. 5.55%, due 7/10/98.........      563,000        562,219
Principal Mutual Life Insurance
 Co. 5.85%, due 7/7/98...........    7,205,000      7,197,975
Repsol International Finance B.V.
 5.62%, due 7/2/98...............    6,000,000      5,999,063
San Paolo US Financial Co. 6.30%,
 due 7/1/98......................   10,000,000     10,000,000
Xerox Capital (Europe) PLC 6.30%,
 due 7/1/98......................   14,525,000     14,525,000
                                                 ------------
Total Short-Term Investments
 (Cost $51,294,257)..............                  51,294,257
                                                 ------------
Total Investments
 (Cost $689,957,342) (d).........        101.0%   921,354,789(e)
Liabilities In Excess of
 Cash and Other Assets...........         (1.0)    (9,017,583)
                                    -----------  ------------
Net Assets.......................        100.0%  $912,337,206
                                    ===========  ============

------------
(a) Non-income producing security.
(b) ADR--American Depository Receipt.
(c) Adjustable rate. Rate shown is the rate in effect at June 30, 1998.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.
(e) At June 30, 1998 net unrealized appreciation was $231,397,447, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $239,508,617 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $8,111,170.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       43

GROWTH EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1998 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $689,957,342).........   $921,354,789
Cash.....................................         11,447
Receivables:
  Investment securities sold.............     24,056,481
  Dividends and interest.................        987,839
  Fund shares sold.......................        713,569
                                            ------------
        Total assets.....................    947,124,125
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........     33,515,958
  Adviser................................        547,600
  Fund shares redeemed...................        306,735
  Administrator..........................        144,033
  Directors..............................            194
Accrued expenses.........................        272,399
                                            ------------
        Total liabilities................     34,786,919
                                            ------------
Net assets applicable to outstanding
  shares.................................   $912,337,206
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $    386,572
Additional paid-in capital...............    628,538,539
Accumulated undistributed net investment
  income.................................      3,408,239
Accumulated undistributed net realized
  gain on investments....................     48,606,409
Net unrealized appreciation on
  investments............................    231,397,447
                                            ------------
Net assets applicable to outstanding
  shares.................................   $912,337,206
                                            ============
Shares of capital stock outstanding......     38,657,179
                                            ============
Net asset value per share outstanding....   $      23.60
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1998 (Unaudited)

INVESTMENT INCOME:
Income:
  Dividends (a)..........................   $  4,389,145
  Interest...............................      1,137,204
                                            ------------
        Total income.....................      5,526,349
                                            ------------
Expenses:
  Advisory...............................      1,039,714
  Administration.........................        831,771
  Shareholder communication..............        158,188
  Professional...........................         40,617
  Directors..............................         25,453
  Miscellaneous..........................         22,367
                                            ------------
        Total expenses...................      2,118,110
                                            ------------
Net investment income....................      3,408,239
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments.........     48,606,409
Net change in unrealized appreciation on
  investments............................     71,852,891
                                            ------------
Net realized and unrealized gain on
  investments............................    120,459,300
                                            ------------
Net increase in net assets resulting from
  operations.............................   $123,867,539
                                            ============
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $13,875.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.


GROWTH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1998 (Unaudited) and the year ended December 31, 1997

                                                                  1998            1997
                                                              -----------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   3,408,239   $   5,317,657
  Net realized gain on investments..........................     48,606,409      97,560,028
  Net change in unrealized appreciation on investments......     71,852,891      52,771,507
                                                              -------------   -------------
  Net increase in net assets resulting from operations......    123,867,539     155,649,192
                                                              -------------   -------------
Dividends and distributions to shareholders:
  From net investment income................................             --      (5,271,609)
  From net realized gain on investments.....................             --     (98,150,349)
                                                              -------------   -------------
    Total dividends and distributions to shareholders.......             --    (103,421,958)
                                                              -------------   -------------
Capital share transactions:
  Net proceeds from sale of shares..........................     70,031,144      99,117,945
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............             --     103,421,958
                                                              -------------   -------------
                                                                 70,031,144     202,539,903
  Cost of shares redeemed...................................    (40,615,764)    (60,398,261)
                                                              -------------   -------------
  Increase in net assets derived from capital share
    transactions............................................     29,415,380     142,141,642
                                                              -------------   -------------
Net increase in net assets..................................    153,282,919     194,368,876
NET ASSETS:
Beginning of period.........................................    759,054,287     564,685,411
                                                              -------------   -------------
End of period...............................................  $ 912,337,206   $ 759,054,287
                                                              =============   =============
Accumulated undistributed net investment income at end of
  period....................................................  $   3,408,239   $          --
                                                              =============   =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                 SIX MONTHS
                                   ENDED
                                  JUNE 30,                              YEAR ENDED DECEMBER 31
                                   1998*           1997           1996           1995           1994           1993
                                ---------------------------------------------------------------------------------------
Net asset value at beginning
  of period...................  $      20.31   $      18.63   $      17.22   $      14.69   $      15.64   $      15.53
                                ------------   ------------   ------------   ------------   ------------   ------------
Net investment income.........          0.09           0.16           0.18           0.22           0.22           0.24
Net realized and unrealized
  gain (loss) on
  investments.................          3.20           4.74           4.06           4.06          (0.03)          1.88
                                ------------   ------------   ------------   ------------   ------------   ------------
Total from investment
  operations..................          3.29           4.90           4.24           4.28           0.19           2.12
                                ------------   ------------   ------------   ------------   ------------   ------------
Less dividends and
  distributions:
  From net investment
    income....................            --          (0.16)         (0.18)         (0.22)         (0.22)         (0.25)
  From net realized gain
    on investments............            --          (3.06)         (2.65)         (1.53)         (0.92)         (1.76)
                                ------------   ------------   ------------   ------------   ------------   ------------
Total dividends and
  distributions...............            --          (3.22)         (2.83)         (1.75)         (1.14)         (2.01)
                                ------------   ------------   ------------   ------------   ------------   ------------
Net asset value at end of
  period......................  $      23.60   $      20.31   $      18.63   $      17.22   $      14.69   $      15.64
                                ============   ============   ============   ============   ============   ============
Total investment return (a)...         16.20%         26.75%         24.50%         29.16%          1.20%         13.71%
Ratios (to average net
  assets)/ Supplemental Data:
  Net investment income.......          0.82%+         0.80%          0.98%          1.29%          1.41%          1.42%
  Net expenses................          0.51%+         0.50%          0.58%          0.62%          0.62%#         0.27%#
  Expenses (before
    reimbursement)............          0.51%+         0.50%          0.58%          0.91%          0.65%#         0.27%#
Portfolio turnover rate.......            37%           103%           104%           104%           108%           121%
Net assets at end of period
  (in 000's)..................  $    912,337   $    759,054   $    564,685   $    427,507   $    330,161   $    319,196

------------
(a)  Total return is not annualized.
 # At the MainStay VP Series Fund, Inc.'s shareholders meeting on December 14, 1993, the shareholders voted to have the Growth Equity Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       45

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-- Organization and Business:
--------------------------------------------------------------------------------

MainStay VP Series Fund, Inc. (the "Company") was incorporated under Maryland law on June 3, 1983. The Company is registered under the Investment Company Act of 1940, as amended, ("Investment Company Act") as an open-end diversified management investment company. Cash Management Portfolio, which commenced operations on January 29, 1993 and Bond and Growth Equity Portfolios, which commenced operations on January 23, 1984, (the "Funds"; each separately a "Portfolio") are separate portfolios of the Company. Shares of the Funds are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Funds to, among others, New York Life Insurance and Annuity Corporation's MFA Separate Account-I, MFA Separate Account-II and VLI Separate Account (collectively "Separate Accounts"). The MFA Separate Accounts are used to fund multi-funded retirement annuity policies and the VLI Separate Account is used to fund variable life insurance policies issued by NYLIAC.

The investment objectives for each of the Portfolios of the Company are as follows:

Cash Management: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Bond: to seek the highest income over the long term consistent with preservation of principal.

Growth Equity: to seek long-term growth of capital with income as a secondary consideration.

--------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Company:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share is calculated for each Portfolio by dividing the current market value (amortized cost, in the case of Cash Management Portfolio) of the Portfolio's total assets, less liabilities, by the total number of outstanding shares of that Portfolio.

                                      (B)

SECURITIES VALUATION. Portfolio securities of Cash Management Portfolio are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Securities of each of the other Portfolios are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the National Association of Securities Dealers NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market, at prices supplied by the pricing agent or brokers selected by the Adviser if these prices are deemed to be representative of market values at the regular close of business of the

                                                   MAINSTAY VP SERIES FUND, INC.


Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures contracts are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Portfolios' calculations of net asset values unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

                                      (C)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Company records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage related and other asset-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for all Portfolios are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for any Portfolio except Cash Management Portfolio which amortizes the premium on the constant yield method over the life of the respective securities.

                                      (D)

FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for Federal income tax purposes. The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by a Portfolio from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (E)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly. Each of the other Portfolios intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

                                      (F)

EXPENSES. Expenses with respect to the Company are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except when direct allocations of expenses can be made.

                                      (G)

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTE 3--Fees and Related Party Policies:
--------------------------------------------------------------------------------

                                      (A)

INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to Cash Management Portfolio under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser, a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life. New York Life acts as investment adviser to Bond and Growth Equity Portfolios under an Investment Advisory Agreement.

NYLIAC is Administrator for the Company.

The Company, on behalf of each Portfolio, pays the Advisers and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Portfolio as follows:

                                                               ADVISER   ADMINISTRATOR
                                                               ------    -----------
Cash Management Portfolio...................................    0.25%        0.20%
Bond Portfolio..............................................    0.25%        0.20%
Growth Equity Portfolio.....................................    0.25%        0.20%

                                      (B)

DIRECTORS FEES. Directors, other than those affiliated with New York Life, MacKay-Shields or NYLIFE Distributors, are paid an annual fee of $35,000 and $1,500 for each Board meeting and each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Company allocates this expense in proportion to the net assets of the respective Portfolios.

                                      (C)

OTHER. Fees for the cost of legal services provided to the Company by the Office of General Counsel of New York Life are charged to the Portfolios. For the six month period ended June 30, 1998, these fees were as follows:

Cash Management Portfolio...................................   $ 3,529
Bond Portfolio..............................................     5,512
Growth Equity Portfolio.....................................    19,361

--------------------------------------------------------------------------------
NOTE 4--Line of Credit:
--------------------------------------------------------------------------------

Cash Management Portfolio maintains a line of credit with The Bank of New York in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. There was no outstanding balance on this line of credit at June 30, 1998.

                                                   MAINSTAY VP SERIES FUND, INC.


NOTE 5--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the six month period ended June 30, 1998, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                                                      BOND              GROWTH EQUITY
                                                                   PORTFOLIO              PORTFOLIO
                                                              PURCHASES    SALES     PURCHASES    SALES
                                                              ------------------------------------------
U.S. Government Securities..................................  $141,533    $103,787   $     --    $     --
All others..................................................   157,004     178,168    324,393     296,747
                                                               ------------------------------------------
Total.......................................................  $298,537    $281,955   $324,393    $296,747
                                                               ==========================================

--------------------------------------------------------------------------------
NOTE 6--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares for the six month period ended June 30, 1998 and the year ended December 31, 1997 were as follows:

                                                         CASH MANAGEMENT            BOND              GROWTH EQUITY
                                                            PORTFOLIO             PORTFOLIO             PORTFOLIO
                                                         1998       1997       1998       1997       1998       1997
                                                       ---------------------------------------------------------------
Shares sold..........................................   230,737    285,484     1,830      1,611      3,121      4,700
Shares issued in reinvestment of
  dividends and distributions........................     3,715      6,346        --      1,140         --      5,219
                                                       ---------------------------------------------------------------
                                                        234,452    291,830     1,830      2,751      3,121      9,919
Shares redeemed......................................  (185,085)  (269,397)   (1,427)    (2,980)    (1,836)    (2,855)
                                                       ---------------------------------------------------------------
Net increase (decrease)..............................    49,367     22,433       403       (229)     1,285      7,064
                                                       ===============================================================

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   MAINSTAY VP SERIES FUND, INC.


                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   MAINSTAY VP SERIES FUND, INC.

                             OFFICERS AND DIRECTORS
                        Richard M. Kernan, Jr., Chairman,
                          Chief Executive Officer and Director
                        Anne F. Pollack, President,
                          Chief Administrative Officer and Director
                        Michael J. Drabb, Director
                        Jill Feinberg, Director
                        Daniel Herrick, Director
                        Robert D. Rock, Director and Vice President
                        Roman L. Weil, Director
                        John Weisser, Director
                        Anthony W. Polis, Treasurer
                        Sara L. Badler, Secretary
                        Richard D. Levy, Controller

                              INVESTMENT ADVISERS
                        MacKay-Shields Financial Corporation
                        New York Life Insurance Company

                                 ADMINISTRATOR
                        New York Life Insurance and Annuity Corporation

                                   CUSTODIANS
                        The Bank of New York
                        The Chase Manhattan Bank, N.A.

                            INDEPENDENT ACCOUNTANTS
                        PricewaterhouseCoopers LLP

The financial information included herein is taken from the records of the Funds without examination by the Funds' independent accountants, who do not express an opinion thereon.

[NEW YORK LIFE LOGO]

     NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
     51 MADISON AVENUE, ROOM 2105                               -------------
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